                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-04760

                              SCUDDER ADVISOR FUNDS
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                    One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       9/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Semiannual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds' objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read each fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

Scudder Lifecycle Long Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Scudder Lifecycle Long Range Fund (the "Acquired Fund") and the Fund (formerly known as "Scudder Asset Management Fund"). The Acquired Fund and the Fund each was a feeder fund investing all of its investable assets in the same master portfolio, the Asset Management Portfolio. Returns of the Investment Class shown prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the Scudder Lifecycle Long Range Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Investment Class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/04
	6-Month+	1-Year	3-Year	5-Year	10-Year
Institutional Class*	-.09%	10.14%	4.89%	2.32%	9.58%
Investment Class	-.27%	9.65%	4.43%	1.88%	9.14%
S&P 500 Index+	-.18%	13.87%	4.05%	-1.31%	11.08%
Citigroup Broad Investment Grade Bond Index++	.74%	3.82%	5.88%	7.49%	7.67%
Asset Allocation Index - Long Range+++	.26%	9.07%	4.80%	2.54%	9.54%

+ Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* On August 13, 2004, Premier Class shares of the Fund were renamed to Institutional Class.
Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 9/30/04	$ 10.29	$ 10.69
3/31/04	$ 10.43	$ 10.84
Distribution Information: Six Months: Income Dividends as of 9/30/04	$ .11	$ .14

Institutional Class Lipper Rankings - Flexible Portfolio Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	180	of	332	55
3-Year	117	of	264	45
5-Year	69	of	188	37
10-Year	18	of	75	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] Scudder Lifecycle Long Range Fund - Institutional Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index - Long Range+++

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class*	Growth of $1,000,000	$1,101,400	$1,154,000	$1,121,600	$2,496,500
	Average annual total return	10.14%	4.89%	2.32%	9.58%
S&P 500 Index+	Growth of $1,000,000	$1,138,700	$1,126,300	$936,300	$2,861,200
	Average annual total return	13.87%	4.05%	-1.31%	11.08%
Citigroup Broad Investment Grade Bond Index++	Growth of $1,000,000	$1,038,200	$1,186,900	$1,434,800	$2,094,600
	Average annual total return	3.82%	5.88%	7.49%	7.67%
Asset Allocation Index - Long Range+++	Growth of $1,000,000	$1,090,700	$1,150,900	$1,133,500	$2,486,800
	Average annual total return	9.07%	4.80%	2.54%	9.54%

The growth of $1,000,000 is cumulative.

The minimum investment for the Institutional Class is $1,000,000.

* On August 13, 2004, Premier Class shares of the Fund were renamed to Institutional Class.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Long Range Fund - Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index - Long Range+++

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,965	$11,389	$10,973	$23,969
	Average annual total return	9.65%	4.43%	1.88%	9.14%
S&P 500 Index+	Growth of $10,000	$11,387	$11,263	$9,363	$28,612
	Average annual total return	13.87%	4.05%	-1.31%	11.08%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,382	$11,869	$14,348	$20,946
	Average annual total return	3.82%	5.88%	7.49%	7.67%
Asset Allocation Index - Long Range+++	Growth of $10,000	$10,907	$11,509	$11,335	$24,868
	Average annual total return	9.07%	4.80%	2.54%	9.54%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.
+++ Asset Allocation Index - Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Lifecycle Mid Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 9/30/04
	6-Month+	1-Year	3-Year	5-Year	10-Year
Investment Class	-.35%	7.03%	4.41%	3.29%	8.24%
S&P 500 Index+	-.18%	13.87%	4.05%	-1.31%	11.08%
Citigroup Broad Investment Grade Bond Index++	.74%	3.82%	5.88%	7.49%	7.67%
Asset Allocation Index - Mid Range+++	.43%	6.78%	4.69%	3.84%	8.48%

+ Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Investment Class
Net Asset Value: 9/30/04	$ 9.70
3/31/04	$ 9.86
Distribution Information: Six Months: Income Dividends as of 9/30/04	$ .13

Investment Class Lipper Rankings - Flexible Portfolio Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	271	of	332	82
3-Year	149	of	264	56
5-Year	51	of	188	27
10-Year	46	of	75	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Mid Range Fund - Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index - Mid Range+++

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Lifecycle Mid Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,703	$11,382	$11,756	$22,064
	Average annual total return	7.03%	4.41%	3.29%	8.24%
S&P 500 Index+	Growth of $10,000	$11,387	$11,263	$9,363	$28,612
	Average annual total return	13.87%	4.05%	-1.31%	11.08%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,382	$11,869	$14,348	$20,946
	Average annual total return	3.82%	5.88%	7.49%	7.67%
Asset Allocation Index - Mid Range+++	Growth of $10,000	$10,678	$11,473	$12,071	$22,561
	Average annual total return	6.78%	4.69%	3.84%	8.48%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.
+++ Asset Allocation Index - Mid Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 35%; bonds: 45%; cash: 20%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Lifecycle Short Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 9/30/04
	6-Month+	1-Year	3-Year	5-Year	10-Year
Investment Class	-.28%	4.58%	4.14%	4.46%	7.08%
S&P 500 Index+	-.18%	13.87%	4.05%	-1.31%	11.08%
Citigroup Broad Investment Grade Bond Index++	.74%	3.82%	5.88%	7.49%	7.67%
Asset Allocation Index - Short Range+++	.59%	4.51%	4.47%	5.03%	7.32%

+ Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Investment Class
Net Asset Value: 9/30/04	$ 10.14
3/31/04	$ 10.30
Distribution Information: Six Months: Income Dividends as of 9/30/04	$ .14

Investment Class Lipper Rankings - Income Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	153	of	175	87
3-Year	85	of	113	75
5-Year	32	of	78	41
10-Year	12	of	19	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Short Range Fund - Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index - Short Range+++

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder Lifecycle Short Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,458	$11,293	$12,439	$19,828
	Average annual total return	4.58%	4.14%	4.46%	7.08%
S&P 500 Index+	Growth of $10,000	$11,387	$11,263	$9,363	$28,612
	Average annual total return	13.87%	4.05%	-1.31%	11.08%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,382	$11,869	$14,348	$20,946
	Average annual total return	3.82%	5.88%	7.49%	7.67%
Asset Allocation Index - Short Range+++	Growth of $10,000	$10,451	$11,401	$12,778	$20,265
	Average annual total return	4.51%	4.47%	5.03%	7.32%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.
+++ Asset Allocation Index - Short Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 15%; bonds: 55%; cash: 30%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Scudder Lifecycle Long Range Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Investment Class	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 997.30	$ 999.10
Expenses Paid per $1,000*	$ 5.02	$ 2.76
Hypothetical 5% Fund Return	Investment Class	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,020.04	$ 1,022.31
Expenses Paid per $1,000*	$ 5.08	$ 2.79

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Investment Class	Institutional Class
Scudder Lifecycle Long Range Fund	1.00%	0.55%

For more information, please refer to the Fund's prospectuses.

Scudder Lifecycle Mid Range Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Investment Class
Beginning Account Value 4/1/04	$ 1,000.00
Ending Account Value 9/30/04	$ 996.50
Expenses Paid per $1,000*	$ 4.99
Hypothetical 5% Fund Return	Investment Class
Beginning Account Value 4/1/04	$ 1,000.00
Ending Account Value 9/30/04	$ 1,020.07
Expenses Paid per $1,000*	$ 5.05

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Investment Class
Scudder Lifecycle Mid Range Fund	1.00%

For more information, please refer to the Fund's prospectus.

Scudder Lifecycle Short Range Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Investment Class
Beginning Account Value 4/1/04	$ 1,000.00
Ending Account Value 9/30/04	$ 997.20
Expenses Paid per $1,000*	$ 4.95
Hypothetical 5% Fund Return	Investment Class
Beginning Account Value 4/1/04	$ 1,000.00
Ending Account Value 9/30/04	$ 1,020.11
Expenses Paid per $1,000*	$ 5.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Investment Class
Scudder Lifecycle Short Range Fund	0.99%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Janet Campagna and Robert Wang address the economy, the investment management strategy and the resulting performance of Scudder Lifecycle Funds for the six-month period ended September 30, 2004.

Q: Will you review the key global political and economic developments during the six-month period?

A: Following strong performance by the equity markets in late 2003, a significant head wind was whipped up in 2004 by a combination of issues, including the Federal Reserve Board's decision to raise interest rates as well as concerns about rising inflation, decelerating economic growth and soaring energy prices, all of which had an impact on the revenue growth of companies. Concerns regarding political affairs and convention activities gave investors reason for pause. And disappointing performance by information technology stocks was a major obstacle. So, stocks treaded water as a result of all the ongoing turbulence of the second and third quarters of 2004. For the six-month period, the US equity market, as measured by the Russell 1000 Index, returned -0.43%.1 The international equity market, as measured by the Morgan Stanley Capital International EAFE Index, posted a flat -0.06% return.2

1 The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest-capitalization companies that are domiciled in the United States and whose common stocks are traded there. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE®) is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Looking to bonds, there was much concern about inflation at the beginning of the second quarter of 2004. In March, April and May, the yield of the 10-year Treasury bond climbed from 3.70% to more than 4.80%, as the bond's price declined. The price of a bond and its yield have an inverse relationship - when one goes up, the other goes down. As investors subsequently had a change of heart and decided that neither economic growth nor inflation would be significant, the 10-year Treasury bond rallied in August, and its yield fell to approximately 4.20% by the end of September. Given expectations for the near term, we think that yields are a bit low in this environment. We believe a fair range for expected annual Treasury returns would be closer to 4.40% to 4.75%.

The US dollar abruptly changed from a depreciating currency to an appreciating one during the period as the Fed decided to increase short-term interest rates. Typically, as interest rates rise, the carry that investors get from other currencies would no longer be advantageous against US dollar interest rates.3 As a result, the US dollar began to show strength, though its performance flattened out during the latter portion of the period. While we witnessed strength in the US dollar versus other currencies in the last six to nine months of the period, the huge trade deficit still supports the notion of a weaker dollar and, in fact, the US dollar hit a new low versus the euro in November.

3 A carry trade involves borrowing funds in one country's market where interest rates are low and purchasing an offsetting position in fixed-income securities in another country's market where a higher rate of interest is paid.

For most of the markets that we track, energy and materials were strong performers. Underperformers across most markets were the technology, consumer staples and consumer discretionary sectors, as there was concern over whether the consumer could continue to maintain a strong pace of activity in the face of third-quarter weakening in job statistics. The nonfarm payroll numbers grew by an average of 104,000 during the third quarter, as opposed to the 300,000+ average that we saw in the second quarter.

Equity earnings continued to surprise in a positive way in the second and third quarters of 2004 despite concern over whether the overall pace of accelerated earnings growth could continue. In the third quarter, there were more positive earnings surprises than we've witnessed since 1999, and earnings revision indicators remained in positive territory. We believe that equity market valuations are fair at this stage.

Global equity markets were stuck in a narrow trading range after having started the year well. In dollar terms, most of the foreign markets outperformed the US equity market during the period, as did smaller stocks in some of the European and non-US markets. On the international front, European markets generally performed better, and international equities (on a US-dollar basis) proved a good place to invest. Although Japanese stocks proved disappointing during the six-month period, we are expecting good economic performance from Japan. Emerging-markets stocks declined through the period.

We are still concerned that Europe could remain the laggard in the global economy as it struggles with higher energy prices. However, based on several positive trends, one could make the case that European equity performance should improve. European companies are managing more frugally and negotiating with labor more efficiently, which should help profit margins. The stability of the euro will allow European companies to better anticipate sales, and the potential for stable global growth should also benefit European equities. The European equity markets, as represented by the Morgan Stanley Capital International Europe Index, gained 3.36% for the six-month period ended September 30, 2004.4

4 The Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged, capitalization-weighted measure of 16 markets in Europe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

China has been a major topic of conversation during this calendar year, as there has been quite a bit of overheating (inflation) in many sectors of China, and the government is embarking on a controlled monetary policy slowdown. At this point, with the Beijing Olympics coming, and the benefits of strong organic growth in place, we believe that any deceleration of growth in China would be gradual. We also don't feel that any economic slowdown in China will have a significant impact on other Asian economies. With a gradual deceleration in China's economic growth, these countries should have time to adjust.

General economic statistics still clearly show that the world economy is in recovery and is reaching some level of sustainable growth. However, consensus gross domestic product (GDP) forecasts in the United States did fall. At the end of September, the forecast for GDP in 2004 was 4.3%. This represents a decline from the 4.7% consensus during the second quarter. Both the personal consumption and business investment forecasts have been trimmed. As expected, growth expectations were revised downward during the six-month period because of slightly weaker job statistics. The current consensus forecast for 2005 GDP is approximately 3.5%, down from 3.8% in the second quarter. By contrast, the forecast for inflation as represented by the consumer price index has been revised upward to approximately 2.5%. Though inflation has been forecast to rise, the bond market has not really reflected this, with the 10-year Treasury yield curve remaining flat.

It does appear that the recovery is broadening and deepening, with the United States and Asia providing the majority of the strength. We believe we are moving toward a more stable phase in global growth. Despite this solid performance, in the third quarter, labor data did not show the kind of growth that we would have expected at this point. However, we don't believe that this slight weakness on the labor side is enough to dissuade the Fed from three or four additional interest rate increases. Until the Fed reaches the 2.5% range on the fed funds rate, its threshold is likely to be fairly low for raising rates. Europe is still a laggard in the recovery, as energy prices are hitting the region harder, and therefore we don't think the European Central Bank is likely to raise interest rates in the near future.

Q: How did the funds perform during the period?

A: During the six-month period, fund performance reflected the fact that most equity markets remained in a narrow trading range. Each of the three funds underperformed the 0.74% return of the Citigroup Broad Investment Grade Bond Index. In addition, the funds' returns were in line with the -0.18% return of the S&P 500 index and with the average performance of their peers as tracked by Lipper Inc. For the period from April 1, 2004 through September 30, 2004:

• Scudder Lifecycle Long Range Fund returned -0.27% (Investment Class) compared with the Lipper Income Funds category average return of 0.46%

• Scudder Lifecycle Short Range Fund returned -0.28% (Investment Class) and Scudder Lifecycle Mid Range Fund posted a -0.35% return (Investment Class) compared with the Lipper Flexible Portfolio Funds category average return of -0.72%

(Scudder Lifecycle Long Range Fund has an additional Institutional share class. See pages 3 through 9 for performance of the other share class and more complete performance information for all three funds.)

Much of the negative performance that was generated within the funds' portfolios is attributable to the first three weeks of April. Employment strength surprised the market and, as a result, the market reassessed its interest rate expectations, believing at the time that the Fed would raise interest rates aggressively. Owing in large part to this reassessment, the dollar began a strengthening trend, which hurt performance, as the fund was long in (held) foreign currencies versus the US dollar. In terms of currency and fixed-income allocations, our overall position detracted from performance. Again, most of the negative performance in these two areas occurred in early April amid the strengthening of the US dollar and sharp increases in interest rates.

In evaluating performance, it is important to take into account Scudder Lifecycle Funds' unique Global Asset Allocation (GAA) overlay - a formula designed to help add portfolio diversification and reduce volatility. In comparison with their peers, Scudder Lifecycle Funds tend to provide a lower risk profile and more stable returns over time.

However, the funds' overlay allocations, which overweighted equities, were the biggest detractor from performance during the semiannual period, reflecting the fact that equities were locked in a narrow trading range through most of the period.5

5 Overweight means the fund holds a higher weighting in a given sector than its benchmark index. Underweight means the fund holds a lower weighting in a given sector than its benchmark index.

In addition, it is important to note that - because of the conservative nature of these funds - we are not able to sell foreign currencies short as a hedge against a rising US dollar. During the previous two years, when the dollar was weak, we were able to buy foreign currencies and generate additional returns for the fund. The fact that the funds are denominated in dollars, and we cannot execute short sales of foreign currencies (as defined in the prospectus), limits performance in the current stronger dollar environment.

Q: Will you review the GAA overlay and other asset allocation techniques on which you rely?

A: The GAA overlay is a "long-short" strategy, or a means of attempting to capture gains when stocks advance or decline. In addition, it utilizes stock and bond futures and currency forwards to enable the funds' management team to achieve tactical positioning without having to make dramatic shifts in the stock, bond and cash allocations of the funds, which normally remain static. We don't buy or sell stocks and bonds on a frequent basis. The overlay enables us to gain a degree of exposure to a particular asset class in an attempt to derive the greatest value from any one source. Here's another way of thinking about GAA: It represents the view of Deutsche Asset Management investment teams around the world regarding currencies, equities and bonds. These views are combined to provide a "house view" that is risk-adjusted for the specific needs of these portfolios. This view is then executed through futures and currency forwards in Scudder Lifecycle Funds.

We also incorporate into our equity assets an Enhanced Stock Index Fund (ESIF) strategy. The ESIF strategy seeks to keep pace with a given benchmark index by investing in a similar portfolio of stocks. The ESIF strategy aims to achieve total returns of one-quarter to one-half of 1% above the index - in this case the S&P 500 index - on an annual basis. The ESIF strategy contributed positively to performance during the period.

Likewise, the portfolio incorporates a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the Citigroup Broad Investment Grade Bond Index. On a historical basis, this has been one of the most effective ways in which managers have been able to add value. For the most recent period, this strategy had a neutral effect on the three funds' performance.

Q: How were each of the funds diversified as of September 30, 2004?

A: Scudder Lifecycle Long Range Fund was overweight in equities by 3% to 5% throughout the period. In fixed income, the fund transitioned from a slight overweight at the beginning of the period to an underweight. Within cash-equivalent securities, the fund went from an underweight position at the beginning of the period to a slight overweight to flat position over the course of six months. The fund was long in foreign currencies versus the US dollar throughout the period.

Scudder Lifecycle Mid Range Fund held an overweight equity position throughout the period, and in fixed income, the fund shifted from an overweight to a 2% underweight. In addition, the fund was long in foreign currencies versus the US dollar throughout the period.

Scudder Lifecycle Short Range Fund took an overweight equity position throughout the period, while underweighting fixed income the past three months. In addition, the fund was long in foreign currencies versus the US dollar throughout the period.

Q: Do you have any final thoughts for shareholders?

A: We continue to hold a positive view of equity markets, as we believe earnings are still relatively strong, though they are decelerating somewhat. Equity valuations remain positive versus bonds and cash. On the US side, equity valuations seem somewhat high relative to other markets and perhaps historically, given this point in the cycle. But compared with bonds, they are still attractive, and we think that investors are going to focus on cash flow and dividend growth in the coming months. In this environment of low interest rates, that is an advantage for equities. Our view of bonds is more negative, but unless inflation and interest rates rise markedly, bonds will probably not weaken that much. Our sense is that bonds will weaken slowly, and investors should be able to collect some proportion of bond coupon.

In this environment of uncertainty over energy prices and geopolitics, we believe that diversification is a critical strategy to invest appropriately. The multi-asset-class approach that we take has shown over the long term that it can reduce volatility and provide solid returns. We continue to believe that the Scudder Lifecycle Funds are a suitable vehicle for investors seeking to manage risk as they pursue their investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Scudder Lifecycle Long Range Fund

Asset Allocation (Excludes Securities Lending Collateral	9/30/04	3/31/04

Common Stocks	53%	55%
Bonds	35%	35%
Short-Term Investments	12%	10%
	100%	100%

Five Largest Equity Holdings at September 30, 2004 (7.3% of Portfolio)
1. General Electric Co. Industrial conglomerate	1.8%
2. ExxonMobil Corp. Explorer and producer of oil and gas	1.6%
3. Microsoft Corp. Developer of computer software	1.5%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.2%
5. Citigroup, Inc. Provider of diversified financial services	1.2%

Five Largest Fixed Income Long-Term Securities at September 30, 2004 (5.1% of Portfolio)
1. US Treasury Note 4.375%, 8/15/2012	1.8%
2. US Treasury Bond 6.00%, 2/15/2026	1.7%
3. Federal National Mortgage Association 5.00%, 1/1/2018	0.6%
4. Federal Home Loan Mortgage Corp. "JD", Series 2778, 5.00%, 12/15/2032	0.5%
5. Countrywide Home Equity Loan Trust "A2", Series 2004-0, 2.15%, 2/15/2034	0.5%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder Lifecycle Mid Range Fund

Asset Allocation (Excludes Securities Lending Collateral	9/30/04	3/31/04

Bonds	51%	44%
Common Stocks	35%	35%
Short-Term Investments	14%	20%
Preferred Stocks	-	1%
	100%	100%

Five Largest Equity Holdings at September 30, 2004 (4.9% of Portfolio)
1. General Electric Co. Industrial conglomerate	1.2%
2. ExxonMobil Corp. Explorer and producer of oil and gas	1.1%
3. Microsoft Corp. Developer of computer software	1.0%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	0.8%
5. Citigroup, Inc. Provider of diversified financial services	0.8%

Five Largest Fixed Income Long-Term Securities at September 30, 2004 (7.3% of Portfolio)
1. US Treasury Bond 6.00%, 2/15/2026	2.4%
2. Lansing, MI, Water & Sewer Revenue 7.3%, 7/1/2006	1.3%
3. Virginia Multi-Family Housing Revenue 6.51%, 5/1/2019	1.3%
4. PF Export Receivable Master Trust 144A, 6.60%, 12/1/2011	1.2%
5. Autopista Del Maipo 144A, 7.373%, 6/15/2022	1.1%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder Lifecycle Short Range Fund

Asset Allocation (Excludes Securities Lending Collateral	9/30/04	3/31/04

Bonds	68%	53%
Short-Term Investments	18%	32%
Common Stocks	14%	14%
Preferred Stocks	-	1%
	100%	100%

Five Largest Equity Holdings at September 30, 2004 (1.9% of Portfolio)
1. General Electric Co. Industrial conglomerate	0.5%
2. ExxonMobil Corp. Explorer and producer of oil and gas	0.4%
3. Microsoft Corp. Developer of computer software	0.4%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	0.3%
5. Citigroup, Inc. Provider of diversified financial services	0.3%

Five Largest Fixed Income Long-Term Securities at September 30, 2004 (9.1% of Portfolio)
1. US Treasury Bond 6.00%, 2/15/2026	3.0%
2. US Treasury Note 4.375%, 8/15/2012	2.4%
3. Virginia, Multi Family Housing Revenue 6.51%, 5/1/2019	1.5%
4. PF Export Receivable Master Trust 6.6%, 12/1/2011	1.1%
5. Autopista Del Maipo 7.37%, 6/15/2022	1.1%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 50. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolios as of September 30, 2004 (Unaudited)

Scudder Lifecycle Long Range Fund	Shares	Value ($)

Common Stocks 54.2%
Consumer Discretionary 6.0%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,900	58,493
Dana Corp.	5,900	104,371
Delphi Corp.	22,000	204,380
Goodyear Tire & Rubber Co.*	37,200	399,528
Johnson Controls, Inc.	7,500	426,075
Visteon Corp.	5,100	40,749
		1,233,596
Automobiles 0.4%
Ford Motor Co.	71,600	1,005,980
General Motors Corp.	30,100	1,278,648
Harley-Davidson, Inc.	17,100	1,016,424
		3,301,052
Distributors 0.0%
Genuine Parts Co.	6,900	264,822
Hotels Restaurants & Leisure 0.9%
Carnival Corp.	24,800	1,172,792
Darden Restaurants, Inc.	6,200	144,584
Harrah's Entertainment, Inc.	4,400	233,112
Hilton Hotels Corp.	15,100	284,484
International Game Technology	22,700	816,065
Marriott International, Inc., "A"	9,000	467,640
McDonald's Corp.	49,200	1,379,076
Starbucks Corp.*	22,700	1,031,942
Starwood Hotels & Resorts Worldwide, Inc.	8,100	376,002
Wendy's International, Inc.	4,400	147,840
YUM! Brands, Inc.	11,400	463,524
		6,517,061
Household Durables 0.4%
Black & Decker Corp.	3,100	240,064
Centex Corp.	4,800	242,208
Fortune Brands, Inc.	5,600	414,904
KB Home	1,800	152,082
Leggett & Platt, Inc.	7,500	210,750
Newell Rubbermaid, Inc.	27,100	543,084
Pulte Homes, Inc.	5,000	306,850
The Stanley Works	11,000	467,830
Whirlpool Corp.	2,600	156,260
		2,734,032
Internet & Catalog Retail 0.4%
eBay, Inc.*	29,400	2,703,036
Leisure Equipment & Products 0.1%
Brunswick Corp.	3,700	169,312
Eastman Kodak Co.	21,400	689,508
		858,820
Media 1.6%
Clear Channel Communications, Inc.	3,500	109,095
Comcast Corp., "A"*	87,400	2,468,176
Dow Jones & Co., Inc.	3,200	129,952
Gannett Co., Inc.	10,400	871,104
Interpublic Group of Companies, Inc.*	16,600	175,794
Knight-Ridder, Inc.	3,100	202,895
McGraw-Hill Companies, Inc.	7,500	597,675
Meredith Corp.	2,000	102,760
New York Times Co., "A"	5,800	226,780
Time Warner, Inc.*	199,200	3,215,088
Univision Communications, Inc., "A"*	23,100	730,191
Viacom, Inc., "B"	49,300	1,654,508
Walt Disney Co.	80,400	1,813,020
		12,297,038
Multiline Retail 0.4%
Big Lots, Inc.*	4,500	55,035
Federated Department Stores, Inc.	7,100	322,553
J.C. Penny Co., Inc.	11,300	398,664
Kohl's Corp.*	13,400	645,746
Nordstrom, Inc.	5,500	210,320
Target Corp.	17,600	796,400
The May Department Stores Co.	24,000	615,120
		3,043,838
Specialty Retail 1.3%
AutoNation, Inc.*	10,400	177,632
AutoZone, Inc.*	3,300	254,925
Bed Bath & Beyond, Inc.*	11,700	434,187
Best Buy Co., Inc.	1,600	86,800
Boise Cascade Corp.	3,500	116,480
Circuit City Stores, Inc.	28,600	438,724
Home Depot, Inc.	94,200	3,692,640
Limited Brands	33,200	740,028
Lowe's Companies, Inc.	15,700	853,295
Office Depot, Inc.*	12,300	184,869
Sherwin-Williams Co.	5,600	246,176
Staples, Inc.	30,700	915,474
The Gap, Inc.	35,400	661,980
TJX Companies, Inc.	19,100	420,964
Toys "R" Us, Inc.*	26,900	477,206
		9,701,380
Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc.*	14,900	632,058
Jones Apparel Group, Inc.	4,900	175,420
Liz Claiborne, Inc.	4,200	158,424
NIKE, Inc., "B"	14,400	1,134,720
Reebok International Ltd.	9,100	334,152
VF Corp.	4,300	212,635
		2,647,409
Consumer Staples 5.6%
Beverages 1.2%
Anheuser-Busch Companies, Inc.	31,300	1,563,435
Brown-Forman Corp., "B"	4,700	215,260
Coca-Cola Co.	95,000	3,804,750
Pepsi Bottling Group, Inc.	10,000	271,500
PepsiCo, Inc.	66,300	3,225,495
		9,080,440
Food & Drug Retailing 1.9%
Albertsons, Inc.	14,400	344,592
Costco Wholesale Corp.	25,800	1,072,248
CVS Corp.	15,600	657,228
Kroger Co.*	29,000	450,080
Safeway, Inc.*	17,500	337,925
SUPERVALU, Inc.	5,400	148,770
Sysco Corp.	25,100	750,992
Wal-Mart Stores, Inc.	166,100	8,836,520
Walgreen Co.	40,100	1,436,783
Winn-Dixie Stores, Inc.	5,600	17,304
		14,052,442
Food Products 0.5%
Archer-Daniels-Midland Co.	25,400	431,292
Campbell Soup Co.	16,100	423,269
ConAgra Foods, Inc.	20,700	532,197
H.J. Heinz Co.	13,700	493,474
Kellogg Co.	16,100	686,826
McCormick & Co, Inc.	5,400	185,436
Sara Lee Corp.	31,100	710,946
William Wrigley Jr. Co.	8,800	557,128
		4,020,568
Household Products 1.0%
Clorox Co.	8,300	442,390
Colgate-Palmolive Co.	7,300	329,814
Kimberly-Clark Corp.	19,300	1,246,587
Procter & Gamble Co.	99,500	5,384,940
		7,403,731
Personal Products 0.3%
Alberto-Culver Co., "B"	3,500	152,180
Avon Products, Inc.	18,500	808,080
Gillette Co.	39,200	1,636,208
		2,596,468
Tobacco 0.7%
Altria Group, Inc.	87,300	4,106,592
Reynolds American, Inc.	5,800	394,632
UST, Inc.	14,600	587,796
		5,089,020
Energy 4.1%
Energy Equipment & Services 0.6%
Baker Hughes, Inc.	13,000	568,360
BJ Services Co.	6,300	330,183
Halliburton Co.	17,300	582,837
Nabors Industries Ltd.*	11,000	520,850
Noble Corp.*	10,600	476,470
Rowan Companies, Inc.*	4,200	110,880
Schlumberger Ltd.	23,100	1,554,861
Transocean, Inc.*	19,500	697,710
		4,842,151
Oil & Gas 3.5%
Amerada Hess Corp.	3,600	320,400
Anadarko Petroleum Corp.	13,500	895,860
Apache Corp.	13,000	651,430
Burlington Resources, Inc.	15,500	632,400
ChevronTexaco Corp.	89,400	4,795,416
ConocoPhillips	26,900	2,228,665
Devon Energy Corp.	9,400	667,494
El Paso Corp.	25,100	230,669
EOG Resources, Inc.	4,600	302,910
ExxonMobil Corp.	254,600	12,304,818
Kerr-McGee Corp.	5,900	337,775
Kinder Morgan, Inc.	4,800	301,536
Marathon Oil Corp.	13,600	561,408
Occidental Petroleum Corp.	4,300	240,499
Sunoco, Inc.	6,300	466,074
Unocal Corp.	10,400	447,200
Valero Energy Corp.	5,000	401,050
Williams Companies, Inc.	20,500	248,050
		26,033,654
Financials 11.1%
Banks 3.6%
AmSouth Bancorp.	13,800	336,720
Bank of America Corp.	159,200	6,898,136
BB&T Corp.	21,700	861,273
Comerica, Inc.	6,700	397,645
Fifth Third Bancorp.	22,300	1,097,606
First Horizon National Corp.	4,800	208,128
Golden West Financial Corp.	6,000	665,700
Huntington Bancshares, Inc.	22,100	550,511
KeyCorp.	15,900	502,440
M&T Bank Corp.	4,500	430,650
Marshall & Ilsley Corp.	8,700	350,610
National City Corp.	34,400	1,328,528
North Fork Bancorp., Inc.	6,715	298,482
PNC Financial Services Group	11,100	600,510
Regions Financial Corp.	18,100	598,386
SouthTrust Corp.	13,100	545,746
Sovereign Bancorp, Inc.	13,400	292,388
SunTrust Banks, Inc.	11,100	781,551
Synovus Financial Corp.	12,100	316,415
US Bancorp.	73,600	2,127,040
Wachovia Corp.	51,300	2,408,535
Washington Mutual, Inc.	34,100	1,332,628
Wells Fargo & Co.	66,100	3,941,543
Zions Bancorp.	3,500	213,640
		27,084,811
Capital Markets 1.3%
Bank of New York Co., Inc.	30,500	889,685
Bear Stearns Companies, Inc.	6,600	634,722
E*TRADE Financial Corp.*	43,600	497,912
Federated Investors, Inc., "B"	4,300	122,292
Franklin Resources, Inc.	9,800	546,448
Goldman Sachs Group, Inc.	22,500	2,097,900
Janus Capital Group, Inc.	9,400	127,934
Lehman Brothers Holdings, Inc.	10,600	845,032
Mellon Financial Corp.	16,600	459,820
Merrill Lynch & Co., Inc.	24,600	1,223,112
Morgan Stanley	26,500	1,306,450
State Street Corp.	13,200	563,904
T. Rowe Price Group, Inc.	5,000	254,700
		9,569,911
Consumer Finance 0.8%
American Express Co.	49,600	2,552,416
Capital One Finance Corp.	9,400	694,660
MBNA Corp.	62,700	1,580,040
Providian Financial Corp.*	27,500	427,350
SLM Corp.	17,000	758,200
		6,012,666
Diversified Financial Services 2.7%
Citigroup, Inc.	202,800	8,947,536
Countrywide Financial Corp.	22,000	866,580
Fannie Mae	37,900	2,402,860
Freddie Mac	26,900	1,754,956
JPMorgan Chase & Co.	139,400	5,538,362
MGIC Investment Corp.	8,800	585,640
Moody's Corp.	5,800	424,850
		20,520,784
Insurance 2.4%
ACE Ltd.	11,100	444,666
AFLAC, Inc.	19,900	780,279
Allstate Corp.	33,900	1,626,861
Ambac Financial Group, Inc.	4,200	335,790
American International Group, Inc.	102,000	6,934,980
Aon Corp.	12,300	353,502
Cincinnati Financial Corp.	6,600	272,052
Jefferson-Pilot Corp.	5,400	268,164
Lincoln National Corp.	6,900	324,300
Loews Corp.	7,300	427,050
Marsh & McLennan Companies, Inc.	20,400	933,504
MBIA, Inc.	5,600	325,976
MetLife, Inc.	29,400	1,136,310
Progressive Corp.	8,500	720,375
Prudential Financial, Inc.	27,300	1,284,192
Safeco Corp.	12,100	552,365
St. Paul Travelers Companies, Inc.	7,400	244,644
The Chubb Corp.	7,500	527,100
Torchmark Corp.	4,300	228,674
UnumProvident Corp.	11,700	183,573
XL Capital Ltd., "A"	5,400	399,546
		18,303,903
Real Estate 0.3%
Apartment Investment & Management Co. (REIT)	3,700	128,686
Equity Office Properties Trust (REIT)	15,800	430,550
Equity Residential (REIT)	11,000	341,000
Plum Creek Timber Co., Inc. (REIT)	7,200	252,216
ProLogis (REIT)	7,100	250,204
Simon Property Group, Inc. (REIT)	8,100	434,403
		1,837,059
Health Care 7.1%
Biotechnology 0.8%
Amgen, Inc.*	49,500	2,805,660
Applera Corp. -- Applied Biosystems Group	7,900	149,073
Biogen Idec, Inc.*	13,200	807,444
Chiron Corp.*	7,300	322,660
Genzyme Corp., (General Division)*	9,000	489,690
Gilead Sciences, Inc.*	25,800	964,404
MedImmune, Inc.*	9,800	232,260
		5,771,191
Health Care Equipment & Supplies 1.4%
Bausch & Lomb, Inc.	7,000	465,150
Baxter International, Inc.	24,100	775,056
Becton, Dickinson and Co.	9,800	506,660
Biomet, Inc.	10,000	468,800
Boston Scientific Corp.*	33,000	1,311,090
Fisher Scientific International, Inc.*	4,464	260,385
Guidant Corp.	16,000	1,056,640
Hospira, Inc.*	6,200	189,720
Medtronic, Inc.	47,300	2,454,870
Millipore Corp.*	2,000	95,700
PerkinElmer, Inc.	5,100	87,822
St. Jude Medical, Inc.*	10,200	767,754
Stryker Corp.	15,700	754,856
Thermo Electron Corp.*	6,400	172,928
Waters Corp.*	4,600	202,860
Zimmer Holdings, Inc.*	9,600	758,784
		10,329,075
Health Care Providers & Services 1.2%
Aetna, Inc.	6,000	599,580
AmerisourceBergen Corp.	10,400	558,584
Anthem, Inc.*	5,500	479,875
Cardinal Health, Inc.	16,800	735,336
Caremark Rx, Inc.*	25,800	827,406
CIGNA Corp.	5,400	376,002
Express Scripts, Inc.*	7,900	516,186
HCA, Inc.	18,900	721,035
Health Management Associates, Inc., "A"	9,500	194,085
Humana, Inc.*	22,700	453,546
IMS Health, Inc.	9,200	220,064
Manor Care, Inc.	3,400	101,864
Quest Diagnostics, Inc.	4,000	352,880
Tenet Healthcare Corp.*	18,300	197,457
UnitedHealth Group, Inc.	26,000	1,917,240
WellPoint Health Networks, Inc.*	9,300	977,337
		9,228,477
Pharmaceuticals 3.7%
Abbott Laboratories	61,100	2,588,196
Bristol-Myers Squibb Co.	76,100	1,801,287
Eli Lilly & Co.	44,200	2,654,210
Forest Laboratories, Inc.*	14,500	652,210
Johnson & Johnson	105,400	5,937,182
King Pharmaceuticals, Inc.*	9,400	112,236
Merck & Co., Inc.	73,300	2,418,900
Mylan Laboratories, Inc.	10,500	189,000
Pfizer, Inc.	295,500	9,042,300
Schering-Plough Corp.	57,600	1,097,856
Watson Pharmaceuticals, Inc.*	12,400	365,304
Wyeth	36,000	1,346,400
		28,205,081
Industrials 6.2%
Aerospace & Defense 1.2%
Boeing Co.	39,200	2,023,504
General Dynamics Corp.	7,800	796,380
Goodrich Corp.	4,600	144,256
Honeywell International, Inc.	33,600	1,204,896
Lockheed Martin Corp.	17,400	970,572
Northrop Grumman Corp.	14,000	746,620
Raytheon Co.	17,600	668,448
Rockwell Collins, Inc.	6,900	256,266
United Technologies Corp.	20,000	1,867,600
		8,678,542
Air Freight & Logistics 0.6%
FedEx Corp.	11,700	1,002,573
Ryder System, Inc.	2,500	117,600
United Parcel Service, Inc., "B"	44,000	3,340,480
		4,460,653
Airlines 0.1%
Delta Air Lines, Inc.*	5,000	16,450
Southwest Airlines Co.	30,900	421,167
		437,617
Building Products 0.1%
American Standard Companies, Inc.*	8,300	322,953
Masco Corp.	17,000	587,010
		909,963
Commercial Services & Supplies 0.6%
Allied Waste Industries, Inc.*	12,500	110,625
Apollo Group, Inc., "A"*	11,900	873,103
Avery Dennison Corp.	4,300	282,854
Cendant Corp.	41,300	892,080
Deluxe Corp.	2,000	82,040
Equifax, Inc.	5,300	139,708
H&R Block, Inc.	6,400	316,288
Monster Worldwide, Inc.*	4,700	115,808
Pitney Bowes, Inc.	9,000	396,900
R.R. Donnelley & Sons Co.	8,600	269,352
Robert Half International, Inc.	6,700	172,659
Waste Management, Inc.	22,700	620,618
		4,272,035
Construction & Engineering 0.0%
Fluor Corp.	3,300	146,916
Electrical Equipment 0.2%
Cooper Industries, Inc., "A"	3,700	218,300
Emerson Electric Co.	16,400	1,014,996
Power-One, Inc.*	3,300	21,384
		1,254,680
Industrial Conglomerates 2.5%
3M Co.	30,600	2,447,082
General Electric Co.	413,200	13,875,256
Textron, Inc.	5,400	347,058
Tyco International Ltd.	78,600	2,409,876
		19,079,272
Machinery 0.7%
Caterpillar, Inc.*	3,300	265,485
Crane Co.	2,300	66,516
Cummins, Inc.	1,700	125,613
Danaher Corp.	12,100	620,488
Deere & Co.	9,700	626,135
Eaton Corp.	5,900	374,119
Illinois Tool Works, Inc.	11,800	1,099,406
Ingersoll-Rand Co., "A"	6,800	462,196
ITT Industries, Inc.	3,600	287,964
Navistar International Corp.*	2,700	100,413
PACCAR, Inc.	11,600	801,792
Parker-Hannifin Corp.	10,200	600,372
		5,430,499
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	14,600	559,326
CSX Corp.	8,400	278,880
Norfolk Southern Corp.	15,400	457,996
		1,296,202
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	3,500	201,810
Information Technology 8.7%
Communications Equipment 1.6%
ADC Telecommunications, Inc.*	31,700	57,377
Andrew Corp.*	6,300	77,112
Avaya, Inc.*	40,700	567,358
CIENA Corp.*	22,300	44,154
Cisco Systems, Inc.*	264,700	4,791,070
Comverse Technologies, Inc.*	7,700	144,991
Corning, Inc.*	76,600	848,728
JDS Uniphase Corp.*	56,400	190,068
Lucent Technologies, Inc.*	168,700	534,779
Motorola, Inc.	111,000	2,002,440
QUALCOMM, Inc.	63,700	2,486,848
Tellabs, Inc.*	52,700	484,313
		12,229,238
Computers & Peripherals 1.9%
Apple Computer, Inc.*	21,500	833,125
Dell, Inc.*	97,700	3,478,120
EMC Corp.*	94,200	1,087,068
Gateway, Inc.*	14,600	72,270
Hewlett-Packard Co.	74,200	1,391,250
International Business Machines Corp.	65,500	5,615,970
Lexmark International, Inc.*	8,000	672,080
NCR Corp.*	3,700	183,483
Network Appliance, Inc.*	16,900	388,700
QLogic Corp.*	3,700	109,557
Sun Microsystems, Inc.*	130,200	526,008
		14,357,631
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	19,000	409,830
Jabil Circuit, Inc.*	7,900	181,700
Molex, Inc.	7,400	220,668
Sanmina-SCI Corp.*	20,400	143,820
Solectron Corp.*	37,600	186,120
Symbol Technologies, Inc.	9,400	118,910
Tektronix, Inc.	3,300	109,758
		1,370,806
Internet Software & Services 0.3%
Yahoo!, Inc.*	60,400	2,048,164
IT Consulting & Services 0.6%
Affiliated Computer Services, Inc., "A"*	10,800	601,236
Automatic Data Processing, Inc.	22,900	946,228
Computer Sciences Corp.*	7,400	348,540
Convergys Corp.*	5,600	75,208
Electronic Data Systems Corp.	20,000	388,000
First Data Corp.	33,600	1,461,600
Fiserv, Inc.*	7,700	268,422
Sabre Holdings Corp.	5,400	132,462
SunGard Data Systems, Inc.*	11,300	268,601
Unisys Corp.*	13,100	135,192
		4,625,489
Office Electronics 0.1%
Xerox Corp.*	32,800	461,824
Semiconductors & Semiconductor Equipment 1.6%
Advanced Micro Devices, Inc.*	33,000	429,000
Altera Corp.*	31,400	614,498
Applied Materials, Inc.*	66,500	1,096,585
Applied Micro Circuits Corp.*	12,300	38,499
Broadcom Corp., "A"*	24,600	671,334
Intel Corp.	251,100	5,037,066
KLA-Tencor Corp.*	7,700	319,396
Linear Technology Corp.	12,000	435,000
LSI Logic Corp.*	15,100	65,081
Maxim Integrated Products, Inc.	18,600	786,594
Micron Technology, Inc.*	23,900	287,517
National Semiconductor Corp.*	35,500	549,895
Novellus Systems, Inc.*	15,000	398,850
NVIDIA Corp.*	6,500	94,380
PMC-Sierra, Inc.*	6,900	60,789
Teradyne, Inc.*	7,600	101,840
Texas Instruments, Inc.	39,300	836,304
Xilinx, Inc.	13,600	367,200
		12,189,828
Software 2.4%
Adobe Systems, Inc.	9,400	465,018
Autodesk, Inc.	4,400	213,972
BMC Software, Inc.*	8,800	139,128
Citrix Systems, Inc.*	6,600	115,632
Computer Associates International, Inc.	23,000	604,900
Compuware Corp.*	15,100	77,765
Electronic Arts, Inc.*	11,900	547,281
Intuit, Inc.*	7,500	340,500
Mercury Interactive Corp.*	3,700	129,056
Microsoft Corp.	403,300	11,151,245
Novell, Inc.*	15,200	95,912
Oracle Corp.*	202,400	2,283,072
Parametric Technology Corp.*	10,500	55,440
PeopleSoft, Inc.*	14,400	285,840
Siebel Systems, Inc.*	19,800	149,292
Symantec Corp.*	18,200	998,816
VERITAS Software Corp.*	17,000	302,600
		17,955,469
Materials 1.8%
Chemicals 0.8%
Air Products & Chemicals, Inc.	9,000	489,420
Dow Chemical Co.	36,800	1,662,624
E.I. du Pont de Nemours & Co.	39,100	1,673,480
Eastman Chemical Co.	3,100	147,405
Ecolab, Inc.	10,100	317,544
Engelhard Corp.	5,000	141,750
Great Lakes Chemical Corp.	2,000	51,200
Hercules, Inc.*	4,400	62,700
International Flavors & Fragrances, Inc.	3,700	141,340
PPG Industries, Inc.	6,700	410,576
Praxair, Inc.	12,700	542,798
Rohm & Haas Co.	8,800	378,136
Sigma-Aldrich Corp.	2,700	156,600
		6,175,573
Construction Materials 0.0%
Vulcan Materials Co.	4,000	203,800
Containers & Packaging 0.2%
Ball Corp.	13,400	501,562
Bemis Co., Inc.	4,200	111,636
Pactiv Corp.*	5,900	137,175
Sealed Air Corp.*	3,300	152,955
Temple-Inland, Inc.	2,200	147,730
		1,051,058
Metals & Mining 0.4%
Alcoa, Inc.	34,100	1,145,419
Newmont Mining Corp.	17,400	792,222
Nucor Corp.	3,100	283,247
Phelps Dodge Corp.	3,700	340,511
Worthington Industries, Inc.	3,500	74,725
		2,636,124
Paper & Forest Products 0.4%
Georgia-Pacific Corp.	10,100	363,095
International Paper Co.	19,100	771,831
Louisiana-Pacific Corp.	17,100	443,745
MeadWestvaco Corp.	18,400	586,960
Weyerhaeuser Co.	14,300	950,664
		3,116,295
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.6%
ALLTEL Corp.	12,100	664,411
BellSouth Corp.	71,600	1,941,792
CenturyTel, Inc.	5,300	181,472
Qwest Communications International, Inc.*	71,000	236,430
SBC Communications, Inc.	129,700	3,365,715
Sprint Corp.	56,800	1,143,384
Verizon Communications, Inc.	108,300	4,264,854
		11,798,058
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	106,800	1,578,504
Nextel Communications, Inc., "A"*	43,600	1,039,424
		2,617,928
Utilities 1.7%
Electric Utilities 1.1%
Allegheny Energy, Inc.*	5,000	79,800
Ameren Corp.	7,600	350,740
American Electric Power Co.	15,500	495,380
CenterPoint Energy, Inc.	12,100	125,356
CINergy Corp.	7,100	281,160
Consolidated Edison, Inc.	17,200	723,088
DTE Energy Co.	6,800	286,892
Entergy Corp.	8,900	539,429
Exelon Corp.	25,800	946,602
FirstEnergy Corp.	12,900	529,932
FPL Group, Inc.	7,300	498,736
PG&E Corp.*	15,700	477,280
Pinnacle West Capital Corp.	3,600	149,400
PPL Corp.	7,400	349,132
Progress Energy, Inc.	9,700	410,698
Southern Co.	28,900	866,422
TXU Corp.	11,600	555,872
Xcel Energy, Inc.	15,700	271,924
		7,937,843
Gas Utilities 0.1%
KeySpan Corp.	6,200	243,040
Nicor, Inc.	1,700	62,390
NiSource, Inc.	10,300	216,403
Peoples Energy Corp.	1,500	62,520
		584,353
Multi-Utilities 0.5%
AES Corp.*	58,500	584,415
Calpine Corp.*	17,400	50,460
CMS Energy Corp.*	6,400	60,928
Constellation Energy Group, Inc.	15,000	597,600
Dominion Resources, Inc.	12,900	841,725
Duke Energy Corp.	51,100	1,169,679
Dynegy, Inc., "A"*	14,900	74,351
Public Service Enterprise Group, Inc.	9,300	396,180
Sempra Energy	9,100	329,329
		4,104,667
Total Common Stocks (Cost $362,884,985)		406,915,853

	Principal Amount ($)	Value ($)

Corporate Bonds 5.7%
Consumer Discretionary 0.8%
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	1,225,000	1,483,463
Continental Cablevision, Inc., 9.0%, 9/1/2008	195,000	228,610
Cox Communications, Inc., 6.75%, 3/15/2011	520,000	556,547
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	665,000	684,871
General Motors Corp., 8.375%, 7/15/2033 (d)	245,000	260,134
Liberty Media Corp., 3.38%**, 9/17/2006	801,000	809,579
TCI Communications, Inc., 6.875%, 2/15/2006	575,000	602,878
Time Warner, Inc., 7.57%, 2/1/2024	1,140,000	1,287,785
		5,913,867
Energy 1.1%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	680,000	801,563
Duke Capital Corp., 4.302%, 5/18/2006	1,357,000	1,376,514
Eastern Energy Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,424,116
Enterprise Products Operating LP, 7.5%, 2/1/2011	535,000	609,140
Pemex Project Funding Master Trust:
144A, 3.18%**, 6/15/2010	945,000	954,922
8.5%, 2/15/2008	710,000	797,863
Tri-State Generation & Transmission Association, 144A, 7.144%, 7/31/2033	491,000	545,398
		8,509,516
Financials 2.3%
Agfirst Farm Credit Bank, 8.393%**, 12/15/2016	2,810,000	3,253,126
American General Finance Corp.:
MTN, 4.0%, 3/15/2011	250,000	244,292
4.625%, 9/1/2010 (d)	1,345,000	1,359,931
Capital One Bank:
5.0%, 6/15/2009	395,000	409,060
5.75%, 9/15/2010	155,000	165,240
Ford Motor Credit Co.:
5.8%, 1/12/2009	785,000	813,645
6.875%, 2/1/2006	3,288,000	3,440,636
General Motors Acceptance Corp.:
5.625%, 5/15/2009	430,000	438,349
6.75%, 1/15/2006	270,000	281,635
6.875%, 9/15/2011	625,000	655,639
6.875%, 8/28/2012	625,000	649,444
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	880,000	863,399
Merrill Lynch & Co., Inc., Series C, 5.45%, 7/15/2014	870,000	899,924
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	1,020,000	1,046,974
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	865,000	908,951
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,464,031
Republic New York Corp., 5.875%, 10/15/2008	630,000	674,472
		17,568,748
Health Care 0.3%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,895,000	2,204,941
Industrials 0.0%
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	120,886	130,413
Telecommunication Services 0.4%
Bell Atlantic Pennsylvania, Inc., Series A, 5.65%, 11/15/2011	413,000	435,976
BellSouth Corp., 5.2%, 9/15/2014	1,325,000	1,337,354
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	790,000	831,323
		2,604,653
Utilities 0.8%
Consumers Energy Co., 6.25%, 9/15/2006	1,885,000	1,987,250
Dayton Power & Light Co., 144A, 5.125%, 10/1/2013	1,045,000	1,054,433
Old Dominion Electric, 6.25%, 6/1/2011	2,605,000	2,885,012
Potomac Edison Co., 8.0%, 6/1/2024	140,000	144,200
		6,070,895
Total Corporate Bonds (Cost $40,704,084)		43,003,033

Asset Backed 3.8%
Automobile Receivables 1.1%
Drive Auto Receivables Trust:
"A3", Series 2004-1, 144A, 3.5%, 8/15/2008	1,515,000	1,524,942
"A4", Series 2002-1, 144A, 4.09%, 1/15/2008	1,265,000	1,279,746
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	2,355,000	2,373,172
"A4", Series 2001-4, 4.92%, 8/15/2007	917,000	926,966
"B", Series 2002-1, 5.37%, 1/15/2010	1,172,653	1,169,807
Ryder Vehicle Lease Trust, "A4", Series 2001-A, 5.81%, 8/15/2006	1,009,479	1,016,094
		8,290,727
Home Equity Loans 2.3%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,541,384	1,630,119
Centex Home Equity Loan Trust, "AF6", Series 2004-D, 4.67%, 9/25/2034	1,260,000	1,239,525
Conseco Finance:
"AF5", Series 1999-H, 7.6%, 12/15/2029	3,442,515	3,451,337
"AF6", Series 2000-B, 7.8%, 5/15/2020	2,211,999	2,265,644
Countrywide Asset-Backed Certificates, "2AV2", Series 2004-7, 2.19%**, 5/25/2033	1,970,000	1,970,000
Countrywide Home Equity Loan Trust, "A2", Series 2004-0, 2.15%**, 2/15/2034	3,900,000	3,896,953
Long Beach Mortgage Loan Trust:
"M3", Series 2001-4, 4.59%**, 3/25/2032	2,625,000	2,425,795
"N1", Series 2003-4, 144A, 6.535%, 8/25/2033	415,708	416,987
Novastar NIM Trust, "NOTE", Series 2004-N1, 144A, 4.458%, 2/26/2034	49,716	49,673
		17,346,033
Manufactured Housing Receivables 0.2%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	1,805,979	1,827,342
Miscellaneous 0.2%
Master Asset Backed Securities Trust, "5A1", Series 2004-3, 2.1%**, 2/25/2034	1,400,757	1,400,756
Total Asset Backed (Cost $28,957,110)		28,864,858

Foreign Bonds - US$ Denominated 3.1%
Arcel Finance Ltd., 144A, 5.984%, 2/1/2009	1,186,382	1,240,896
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	2,690,000	3,124,919
Deutsche Telekom International Finance BV, 8.25%, 6/15/2030	1,722,000	2,225,819
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	565,000	577,541
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,875,000	2,903,963
Mizuho Financial Group Ltd., 144A, 5.79%, 4/15/2014	566,000	583,959
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	510,000	622,200
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	2,050,000	2,239,912
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	1,140,000	1,122,773
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	1,125,000	1,234,385
Tyco International Group SA:
6.75%, 2/15/2011	2,318,000	2,607,959
6.875%, 1/15/2029	1,657,000	1,856,945
7.0%, 6/15/2028	798,000	900,321
United Mexican States:
MTN, 6.75%, 9/27/2034 (d)	455,000	437,028
8.375%, 1/14/2011	150,000	175,875
8.625%, 3/12/2008 (d)	950,000	1,087,750
Total Foreign Bonds - US$ Denominated (Cost $21,833,026)		22,942,245

US Government Agency Sponsored Pass-Throughs 3.7%
Federal Home Loan Mortgage Corp.:
5.0%, 9/1/2033	1,207,012	1,198,992
6.0%, 10/1/2033	855,782	885,160
Federal National Mortgage Association:
4.5% with various maturities from 6/1/2018 until 6/1/2033 (g)	2,327,801	2,297,265
4.652%, 4/1/2014	1,727	1,734
5.0% with various maturities from 1/1/2018 until 3/1/2034 (g)	5,971,137	6,029,025
5.5% with various maturities from 2/1/2018 until 5/1/2034 (g)	6,629,949	6,754,970
6.0% with various maturities from 3/1/2015 until 6/1/2032	3,567,066	3,709,669
6.305%, 2/1/2008	1,870,715	1,965,013
6.468%, 6/1/2009	1,825,225	1,985,784
6.5%, 11/1/2033	1,121,544	1,177,435
7.13%, 1/1/2012	1,134,474	1,210,343
9.0%, 11/1/2030	176,692	194,586
Total US Government Agency Sponsored Pass-Throughs (Cost $27,195,893)		27,409,976

Commercial and Non-Agency Mortgage-Backed Securities 2.3%
Citicorp Mortgage Securities, Inc., "2A1", Series 2001-17, 6.0%, 11/25/2031	136,838	136,662
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	2,545,645	2,668,154
Countrywide Alternative Loan Trust, "1A1", Series 2004-J1, 6.0%, 2/25/2034	729,289	744,308
CS First Boston Mortgage Securities Corp., "A1", Series 1999-C1, 6.91%, 9/15/2041	760,067	811,156
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	1,158,834	1,247,272
"A1B", Series 1997-CF1, 144A, 7.6%, 5/15/2030	1,154,009	1,238,441
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	1,069,298	1,152,304
Master Alternative Loan Trust:
"5A1", Series 2004-3, 6.5%, 3/25/2034	914,981	945,862
"8A1", Series 2004-3, 7.0%, 4/25/2034	914,562	954,865
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	1,163,848	1,171,605
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	2,167,258	2,187,474
TIAA Real Estate CDO Ltd., "A2", Series 2001-C1A, 144A, 6.3%, 6/19/2021	876,556	938,967
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	1,259,000	1,300,951
Washington Mutual Mortgage Securities Corp., "4A1", Series 2002-S7, 4.5%, 11/25/2032	364,890	366,148
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	1,361,273	1,378,786
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $17,279,141)		17,242,955

Collateralized Mortgage Obligations 9.3%
Fannie Mae Whole Loan:
"2A", Series 2002-W1, 7.5%, 2/25/2042	1,120,558	1,209,710
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,463,042	1,589,688
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	1,399,000	1,406,075
"OK", Series 2073, 3.5%, 5/15/2010	2,445,000	2,460,822
"PA", Series 2786, 3.5%, 10/15/2010	1,374,000	1,382,006
"PV", Series 2726, 3.5%, 4/15/2026	1,770,000	1,778,861
"QA", Series 2649, 3.5%, 3/15/2010	2,375,000	2,389,922
"PB", Series 2727, 4.25%, 4/15/2023	2,315,000	2,347,013
"LC", Series 2682, 4.5%, 7/15/2032	1,890,000	1,817,649
"TG", Series 2690, 4.5%, 4/15/2032	1,220,000	1,172,990
"WH", Series 2557, 4.5%, 8/15/2009	1,779,583	1,801,180
"1A2B", Series T-48, 4.688%, 7/25/2022	282,977	284,068
"HG", Series 2543, 4.75%, 9/15/2028	1,274,457	1,289,286
"BG", Series 2640, 5.0%, 2/15/2032	2,330,000	2,322,767
"EG", Series 2836, 5.0%, 12/15/2032	2,685,000	2,645,056
"JD", Series 2778, 5.0%, 12/15/2032	4,015,000	3,947,155
"PD", Series 2783, 5.0%, 1/15/2033	1,300,000	1,273,649
"PE", Series 2777, 5.0%, 4/15/2033	2,765,000	2,699,767
"PE", Series 2378, 5.5%, 11/15/2016	1,495,000	1,556,583
"PE", Series 2512, 5.5%, 2/15/2022	1,725,000	1,792,527
"BD", Series 2453, 6.0%, 5/15/2017	1,000,000	1,048,085
"3A", Series T-41, 7.5%, 7/25/2032	2,147,804	2,319,167
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	1,220,000	1,218,788
"TU", Series 2003-122, 4.0%, 5/25/2016	1,690,000	1,706,161
"NE", Series 2004-52, 4.5%, 7/25/2033	1,309,000	1,248,485
"QG", Series 2004-29, 4.5%, 12/25/2032	1,450,000	1,385,397
"UK", Series 2003-9, 4.5%, 11/25/2016	1,575,164	1,583,096
"WB", Series 2003-106, 4.5%, 10/25/2015	1,860,000	1,900,347
"A2", Series 2002-W10, 4.7%, 8/25/2042	91,371	91,348
"A2", Series 2002-W9, 4.7%, 8/25/2042	29,689	29,711
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,800,000	2,825,298
"1A3", Series 2003-W18, 4.732%, 8/25/2043	1,290,000	1,305,556
"KY", Series 2002-55, 4.75%, 4/25/2028	360,069	360,131
"1A3", Series 2003-W19, 4.783%, 11/25/2033	1,270,000	1,288,758
"KH", Series 2003-92, 5.0%, 3/25/2032	1,230,000	1,222,250
"MC", Series 2002-56, 5.5%, 9/25/2017	1,160,230	1,190,074
"VD", Series 2002-56, 6.0%, 4/25/2020	60,761	62,235
"A2", Series 1998-M1, 6.25%, 1/25/2008	1,702,696	1,820,407
"1A2", Series 2003-W3, 7.0%, 8/25/2042	745,031	798,115
"2A", Series 2003-W8, 7.0%, 10/25/2042	1,665,268	1,767,619
"A2", Series 2002-T16, Grantor Trust, 7.0%, 7/25/2042	1,289,557	1,381,438
"A2", Series 2002-T19 Grantor Trust, 7.0%, 7/25/2042	1,215,446	1,302,047
"A2", Series 2002-T4, 7.0%, 12/25/2041	1,540,745	1,650,523
Government National Mortgage Association:
"GD", Series 2004-26, 5.0%, 11/16/2032	1,304,000	1,279,363
"QE", Series 2004-11, 5.0%, 12/16/2032	1,955,000	1,924,568
Total Collateralized Mortgage Obligations (Cost $69,828,142)		69,875,741

Municipal Investments 2.7%
California, Urban Industrial Development Agency, Series 1A, 4.5%, 5/1/2010 (f)	2,550,000	2,577,999
Connecticut, Industrial Development Revenue, Development Authority, Series A, 8.375%, 10/15/2004	195,000	195,485
Delaware River, Port Authority, Port District Project, Series A, 7.27%, 1/1/2007 (f)	930,000	1,013,161
Hudson County, NJ, Improvement Authority Lease Revenue, Weehawken Pershing Road, 5.72%, 3/1/2034 (f)	1,340,000	1,333,689
Illinois, State GO, 4.95%, 6/1/2023	1,670,000	1,598,841
Kentucky, Multi-Family Housing Revenue, Housing Assistane Corp., Series B, 7.2%, 2/1/2006	120,000	120,353
Lansing, MI, Water & Sewer Revenue, Board Water & Light Water Supply Steam, Series B, 7.3%, 7/1/2006 (f)	3,155,000	3,392,887
Mount Laurel Township, NJ, Municipal Utitlites Authority, Utilities System Revenue, Series B, 3.9%, 7/1/2010 (f)	950,000	937,906
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation, Series C, 5.81%, 9/1/2019 (f)	2,300,000	2,363,572
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Series T, 6.6%, 7/1/2015	1,985,000	2,208,154
Washington, Industrial Development Revenue, Series A, 2.5%, 10/1/2007 (f)	3,130,000	3,059,418
Washington, Industrial Development Revenue, Economic Development Financial Authority, CSC Taco LLC Project, Series A, 3.8%, 10/1/2011 (f)	1,105,000	1,071,110
Total Municipal Investments (Cost $19,431,404)		19,872,575

Government National Mortgage Association 0.3%
Government National Mortgage Association, 6.0% with various maturities from 10/15/2033 until 7/20/2034 (Cost $2,582,818)	2,512,449	2,605,028

US Government Backed 4.6%
US Treasury Bills:
1.338%***, 10/21/2004 (h)	5,310,000	5,306,121
1.586%***, 12/23/2004	150,000	149,462
1.603%***, 12/23/2004	265,000	264,041
US Treasury Bond:
6.0%, 2/15/2026 (d)	11,379,000	12,973,391
7.25%, 5/15/2016 (d)	1,229,000	1,547,100
US Treasury Note:
3.125%, 10/15/2008 (d)	215,000	214,681
4.375%, 8/15/2012 (d)	13,274,000	13,684,671
Total US Government Backed (Cost $33,521,689)		34,139,467

	Shares	Value ($)

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 1.76% (c) (e) (Cost $28,008,728)	28,008,728	28,008,728

Cash Equivalents 9.0%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $67,520,466)	67,520,466	67,520,466

Scudder Lifecycle Long Range Fund	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $719,747,486) (a)	102.4	768,400,925
Other Assets and Liabilities, Net	(2.4)	(17,891,254)
Net Assets	100.0	750,509,671

* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $740,378,876. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $28,022,049. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,415,698 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,393,649.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $27,325,640, which is 3.6% of total net assets.
(e) Represents collateral held in connection with securities lending.
(f) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	.2%
FSA	Financial Security Assurance	.1%
MBIA	Municipal Bond Investors Assurance	1.5%
XLCA	XL Capital Assurance	.3%

(g) Mortgage dollar rolls included.
(h) At September 30, 2004 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

MTN: Medium Term Note

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GO: General Obligation

At September 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Germany Treasury Bond	12/8/2004	266	37,871,302	38,207,520	336,218
S&P 200 Index	12/16/2004	25	1,646,163	1,665,552	19,389
S&P Canada Index	12/16/2004	96	7,211,397	7,321,654	110,257
10 Year Canadian Government Bonds	12/20/2004	61	5,285,840	5,294,813	8,973
EOE Dutch Stock Index Futures	10/15/2004	52	4,309,952	4,196,022	(113,930)
Topix Index	12/9/2004	11	1,137,466	1,100,349	(37,117)
S&P 500 Index	12/16/2004	35	9,862,952	9,755,375	(107,577)
S&P 500 Index	12/16/2004	23	6,466,141	6,410,675	(55,466)
Total net unrealized appreciation					160,747

At September 30, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Notes	12/20/2004	662	73,665,940	74,557,751	(891,811)

Investment Portfolio as of September 30, 2004 (Unaudited)

Scudder Lifecycle Mid Range Fund	Shares	Value ($)

Common Stocks 34.7%
Consumer Discretionary 3.8%
Auto Components 0.1%
Cooper Tire & Rubber Co.	100	2,017
Dana Corp.	300	5,307
Delphi Corp.	900	8,361
Goodyear Tire & Rubber Co.*	1,600	17,184
Johnson Controls, Inc.	300	17,043
Visteon Corp.	200	1,598
		51,510
Automobiles 0.3%
Ford Motor Co.	3,000	42,150
General Motors Corp.	1,300	55,224
Harley-Davidson, Inc.	700	41,608
		138,982
Distributors 0.0%
Genuine Parts Co.	300	11,514
Hotels Restaurants & Leisure 0.6%
Carnival Corp.	1,100	52,019
Darden Restaurants, Inc.	300	6,996
Harrah's Entertainment, Inc.	200	10,596
Hilton Hotels Corp.	600	11,304
International Game Technology	1,000	35,950
Marriott International, Inc., "A"	400	20,784
McDonald's Corp.	2,100	58,863
Starbucks Corp.*	1,000	45,460
Starwood Hotels & Resorts Worldwide, Inc.	300	13,926
Wendy's International, Inc.	200	6,720
YUM! Brands, Inc.	500	20,330
		282,948
Household Durables 0.2%
Black & Decker Corp.	100	7,744
Centex Corp.	200	10,092
Fortune Brands, Inc.	200	14,818
KB Home	100	8,449
Leggett & Platt, Inc.	300	8,430
Newell Rubbermaid, Inc.	1,100	22,044
Pulte Homes, Inc.	200	12,274
The Stanley Works	500	21,265
Whirlpool Corp.	100	6,010
		111,126
Internet & Catalog Retail 0.2%
eBay, Inc.*	1,200	110,328
Leisure Equipment & Products 0.1%
Brunswick Corp.	200	9,152
Eastman Kodak Co.	900	28,998
		38,150
Media 1.0%
Clear Channel Communications, Inc.	100	3,117
Comcast Corp., "A"*	3,700	104,488
Dow Jones & Co., Inc.	100	4,061
Gannett Co., Inc.	400	33,504
Interpublic Group of Companies, Inc.*	700	7,413
Knight-Ridder, Inc.	100	6,545
McGraw-Hill Companies, Inc.	300	23,907
Meredith Corp.	100	5,138
New York Times Co., "A"	200	7,820
Time Warner, Inc.*	8,500	137,190
Univision Communications, Inc., "A"*	1,000	31,610
Viacom, Inc., "B"	2,100	70,476
Walt Disney Co.	3,400	76,670
		511,939
Multiline Retail 0.3%
Big Lots, Inc.*	200	2,446
Federated Department Stores, Inc.	300	13,629
J.C. Penny Co., Inc.	500	17,640
Kohl's Corp.*	600	28,914
Nordstrom, Inc.	200	7,648
Target Corp.	700	31,675
The May Department Stores Co.	1,000	25,630
		127,582
Specialty Retail 0.8%
AutoNation, Inc.*	400	6,832
AutoZone, Inc.*	100	7,725
Bed Bath & Beyond, Inc.*	500	18,555
Best Buy Co., Inc.	100	5,425
Boise Cascade Corp.	100	3,328
Circuit City Stores, Inc.	1,200	18,408
Home Depot, Inc.	4,000	156,800
Limited Brands	1,400	31,206
Lowe's Companies, Inc.	700	38,045
Office Depot, Inc.*	500	7,515
Sherwin-Williams Co.	200	8,792
Staples, Inc.	1,300	38,766
The Gap, Inc.	1,500	28,050
TJX Companies, Inc.	800	17,632
Toys "R" Us, Inc.*	1,100	19,514
		406,593
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.*	600	25,452
Jones Apparel Group, Inc.	200	7,160
Liz Claiborne, Inc.	200	7,544
NIKE, Inc., "B"	600	47,280
Reebok International Ltd.	400	14,688
VF Corp.	200	9,890
		112,014
Consumer Staples 3.6%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	1,300	64,935
Brown-Forman Corp., "B"	200	9,160
Coca-Cola Co.	4,000	160,200
Pepsi Bottling Group, Inc.	400	10,860
PepsiCo, Inc.	2,800	136,220
		381,375
Food & Drug Retailing 1.2%
Albertsons, Inc.	600	14,358
Costco Wholesale Corp.	1,100	45,716
CVS Corp.	700	29,491
Kroger Co.*	1,200	18,624
Safeway, Inc.*	700	13,517
SUPERVALU, Inc.	200	5,510
Sysco Corp.	1,100	32,912
Wal-Mart Stores, Inc.	7,000	372,400
Walgreen Co.	1,700	60,911
Winn-Dixie Stores, Inc.	200	618
		594,057
Food Products 0.4%
Archer-Daniels-Midland Co.	1,100	18,678
Campbell Soup Co.	700	18,403
ConAgra Foods, Inc.	900	23,139
H.J. Heinz Co.	600	21,612
Kellogg Co.	700	29,862
McCormick & Co, Inc.	200	6,868
Sara Lee Corp.	1,300	29,718
William Wrigley Jr. Co.	400	25,324
		173,604
Household Products 0.6%
Clorox Co.	400	21,320
Colgate-Palmolive Co.	300	13,554
Kimberly-Clark Corp.	800	51,672
Procter & Gamble Co.	4,200	227,304
		313,850
Personal Products 0.2%
Alberto-Culver Co., "B"	100	4,348
Avon Products, Inc.	800	34,944
Gillette Co.	1,700	70,958
		110,250
Tobacco 0.4%
Altria Group, Inc.	3,700	174,048
Reynolds American, Inc.	200	13,608
UST, Inc.	600	24,156
		211,812
Energy 2.7%
Energy Equipment & Services 0.4%
Baker Hughes, Inc.	600	26,232
BJ Services Co.	300	15,723
Halliburton Co.	700	23,583
Nabors Industries Ltd.*	500	23,675
Noble Corp.*	500	22,475
Rowan Companies, Inc.*	200	5,280
Schlumberger Ltd.	1,000	67,310
Transocean, Inc.*	800	28,624
		212,902
Oil & Gas 2.3%
Amerada Hess Corp.	200	17,800
Anadarko Petroleum Corp.	600	39,816
Apache Corp.	500	25,055
Burlington Resources, Inc.	700	28,560
ChevronTexaco Corp.	3,800	203,832
ConocoPhillips*	1,100	91,135
Devon Energy Corp.	400	28,404
El Paso Corp.	1,100	10,109
EOG Resources, Inc.	200	13,170
ExxonMobil Corp.	10,800	521,964
Kerr-McGee Corp.	300	17,175
Kinder Morgan, Inc.	200	12,564
Marathon Oil Corp.	600	24,768
Occidental Petroleum Corp.	200	11,186
Sunoco, Inc.	300	22,194
Unocal Corp.	400	17,200
Valero Energy Corp.	200	16,042
Williams Companies, Inc.	900	10,890
		1,111,864
Financials 7.1%
Banks 2.3%
AmSouth Bancorp.	600	14,640
Bank of America Corp.	6,800	294,644
BB&T Corp.	900	35,721
Comerica, Inc.	300	17,805
Fifth Third Bancorp.	900	44,298
First Horizon National Corp.	200	8,672
Golden West Financial Corp.	300	33,285
Huntington Bancshares, Inc.	900	22,419
KeyCorp.	700	22,120
M&T Bank Corp.	200	19,140
Marshall & Ilsley Corp.	400	16,120
National City Corp.	1,500	57,930
North Fork Bancorp., Inc.	310	13,779
PNC Financial Services Group	500	27,050
Regions Financial Corp.	800	26,448
SouthTrust Corp.	600	24,996
Sovereign Bancorp, Inc.	600	13,092
SunTrust Banks, Inc.	500	35,205
Synovus Financial Corp.	500	13,075
US Bancorp.	3,100	89,590
Wachovia Corp.	2,200	103,290
Washington Mutual, Inc.	1,400	54,712
Wells Fargo & Co.	2,800	166,964
Zions Bancorp.	100	6,104
		1,161,099
Capital Markets 0.8%
Bank of New York Co., Inc.	1,300	37,921
Bear Stearns Companies, Inc.	300	28,851
E*TRADE Financial Corp.*	1,900	21,698
Federated Investors, Inc, "B"	200	5,688
Franklin Resources, Inc.	400	22,304
Goldman Sachs Group, Inc.	1,000	93,240
Janus Capital Group, Inc.	400	5,444
Lehman Brothers Holdings, Inc.	400	31,888
Mellon Financial Corp.	700	19,390
Merrill Lynch & Co., Inc.	1,000	49,720
Morgan Stanley	1,100	54,230
State Street Corp.	600	25,632
T. Rowe Price Group, Inc.	200	10,188
		406,194
Consumer Finance 0.5%
American Express Co.*	2,100	108,066
Capital One Finance Corp.	400	29,560
MBNA Corp.	2,700	68,040
Providian Financial Corp.*	1,200	18,648
SLM Corp.	700	31,220
		255,534
Diversified Financial Services 1.7%
Citigroup, Inc.	8,600	379,432
Countrywide Financial Corp.	900	35,451
Fannie Mae	1,600	101,440
Freddie Mac	1,100	71,764
JPMorgan Chase & Co.	5,900	234,407
MGIC Investment Corp.	400	26,620
Moody's Corp.	200	14,650
		863,764
Insurance 1.6%
ACE Ltd.	500	20,030
AFLAC, Inc.	800	31,368
Allstate Corp.	1,400	67,186
Ambac Financial Group, Inc.	200	15,990
American International Group, Inc.*	4,300	292,357
Aon Corp.*	500	14,370
Cincinnati Financial Corp.	300	12,366
Jefferson-Pilot Corp.	200	9,932
Lincoln National Corp.	300	14,100
Loews Corp.	300	17,550
Marsh & McLennan Companies, Inc.	900	41,184
MBIA, Inc.	200	11,642
MetLife, Inc.	1,200	46,380
Progressive Corp.	400	33,900
Prudential Financial, Inc.	1,200	56,448
Safeco Corp.	500	22,825
St. Paul Travelers Companies, Inc.	300	9,918
The Chubb Corp.	300	21,084
Torchmark Corp.	200	10,636
UnumProvident Corp.	500	7,845
XL Capital Ltd., "A"	200	14,798
		771,909
Real Estate 0.2%
Apartment Investment & Management Co., (REIT)	200	6,956
Equity Office Properties Trust, (REIT)	700	19,075
Equity Residential, (REIT)	500	15,500
Plum Creek Timber Co., Inc., (REIT)	300	10,509
ProLogis, (REIT)	300	10,572
Simon Property Group, Inc., (REIT)	300	16,089
		78,701
Health Care 4.6%
Biotechnology 0.5%
Amgen, Inc.*	2,100	119,028
Applera Corp. - Applied Biosystems Group	300	5,661
Biogen Idec, Inc.*	600	36,702
Chiron Corp.*	300	13,260
Genzyme Corp., (General Division)*	400	21,764
Gilead Sciences, Inc.*	1,100	41,118
MedImmune, Inc.*	400	9,480
		247,013
Health Care Equipment & Supplies 0.9%
Bausch & Lomb, Inc.	300	19,935
Baxter International, Inc.	1,000	32,160
Becton, Dickinson and Co.	400	20,680
Biomet, Inc.	400	18,752
Boston Scientific Corp.*	1,400	55,622
Fisher Scientific International, Inc.*	148	8,633
Guidant Corp.	700	46,228
Hospira, Inc.*	300	9,180
Medtronic, Inc.	2,000	103,800
Millipore Corp.*	100	4,785
PerkinElmer, Inc.	200	3,444
St. Jude Medical, Inc.*	400	30,108
Stryker Corp.	700	33,656
Thermo Electron Corp.*	300	8,106
Waters Corp.*	200	8,820
Zimmer Holdings, Inc.*	400	31,616
		435,525
Health Care Providers & Services 0.8%
Aetna, Inc.	300	29,979
AmerisourceBergen Corp.	400	21,484
Anthem, Inc.*	200	17,450
Cardinal Health, Inc.	700	30,639
Caremark Rx, Inc.*	1,100	35,277
CIGNA Corp.	200	13,926
Express Scripts, Inc.*	300	19,602
HCA, Inc.	800	30,520
Health Management Associates, Inc., "A"	400	8,172
Humana, Inc.*	1,000	19,980
IMS Health, Inc.	400	9,568
Manor Care, Inc.	100	2,996
Quest Diagnostics, Inc.	200	17,644
Tenet Healthcare Corp.*	800	8,632
UnitedHealth Group, Inc.	1,100	81,114
WellPoint Health Networks, Inc.*	400	42,036
		389,019
Pharmaceuticals 2.4%
Abbott Laboratories	2,600	110,136
Bristol-Myers Squibb Co.	3,200	75,744
Eli Lilly & Co.	1,900	114,095
Forest Laboratories, Inc.*	600	26,988
Johnson & Johnson	4,500	253,485
King Pharmaceuticals, Inc.*	400	4,776
Merck & Co., Inc.	3,100	102,300
Mylan Laboratories, Inc.	400	7,200
Pfizer, Inc.	12,500	382,500
Schering-Plough Corp.	2,400	45,744
Watson Pharmaceuticals, Inc.*	500	14,730
Wyeth	1,500	56,100
		1,193,798
Industrials 3.9%
Aerospace & Defense 0.7%
Boeing Co.	1,700	87,754
General Dynamics Corp.	300	30,630
Goodrich Corp.	200	6,272
Honeywell International, Inc.	1,400	50,204
Lockheed Martin Corp.	700	39,046
Northrop Grumman Corp.	600	31,998
Raytheon Co.	700	26,586
Rockwell Collins, Inc.	300	11,142
United Technologies Corp.	800	74,704
		358,336
Air Freight & Logistics 0.4%
FedEx Corp.	500	42,845
Ryder System, Inc.	100	4,704
United Parcel Service, Inc., "B"	1,900	144,248
		191,797
Airlines 0.0%
Delta Air Lines, Inc.*	200	658
Southwest Airlines Co.	1,300	17,719
		18,377
Building Products 0.1%
American Standard Companies, Inc.*	400	15,564
Masco Corp.	700	24,171
		39,735
Commercial Services & Supplies 0.4%
Allied Waste Industries, Inc.*	500	4,425
Apollo Group, Inc., "A"*	500	36,685
Avery Dennison Corp.	200	13,156
Cendant Corp.	1,800	38,880
Deluxe Corp.	100	4,102
Equifax, Inc.	200	5,272
H&R Block, Inc.	300	14,826
Monster Worldwide, Inc.*	200	4,928
Pitney Bowes, Inc.	400	17,640
R.R. Donnelley & Sons Co.	400	12,528
Robert Half International, Inc.	300	7,731
Waste Management, Inc.	1,000	27,340
		187,513
Construction & Engineering 0.0%
Fluor Corp.	100	4,452
Electrical Equipment 0.1%
Cooper Industries, Inc., "A"	200	11,800
Emerson Electric Co.	700	43,323
Power-One, Inc.*	100	648
		55,771
Industrial Conglomerates 1.6%
3M Co.	1,300	103,961
General Electric Co.	17,500	587,650
Textron, Inc.	200	12,854
Tyco International Ltd.	3,300	101,178
		805,643
Machinery 0.5%
Caterpillar, Inc.*	100	8,045
Crane Co.	100	2,892
Cummins, Inc.	100	7,389
Danaher Corp.	500	25,640
Deere & Co.	400	25,820
Eaton Corp.	300	19,023
Illinois Tool Works, Inc.	500	46,585
Ingersoll-Rand Co., "A"	300	20,391
ITT Industries, Inc.	200	15,998
Navistar International Corp.*	100	3,719
PACCAR, Inc.	500	34,560
Parker-Hannifin Corp.	400	23,544
		233,606
Road & Rail 0.1%
Burlington Northern Santa Fe Corp.	600	22,986
CSX Corp.	400	13,280
Norfolk Southern Corp.	700	20,818
		57,084
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	100	5,766
Information Technology 5.6%
Communications Equipment 1.1%
ADC Telecommunications, Inc.*	1,300	2,353
Andrew Corp.*	300	3,672
Avaya, Inc.*	1,700	23,698
CIENA Corp.*	900	1,782
Cisco Systems, Inc.*	11,200	202,720
Comverse Technologies, Inc.*	300	5,649
Corning, Inc.*	3,300	36,564
JDS Uniphase Corp.*	2,400	8,088
Lucent Technologies, Inc.*	7,200	22,824
Motorola, Inc.	4,700	84,788
QUALCOMM, Inc.	2,700	105,408
Tellabs, Inc.*	2,200	20,218
		517,764
Computers & Peripherals 1.2%
Apple Computer, Inc.*	900	34,875
Dell, Inc.*	4,100	145,960
EMC Corp.*	4,000	46,160
Gateway, Inc.*	600	2,970
Hewlett-Packard Co.	3,100	58,125
International Business Machines Corp.	2,800	240,072
Lexmark International, Inc.*	300	25,203
NCR Corp.*	200	9,918
Network Appliance, Inc.*	700	16,100
QLogic Corp.*	200	5,922
Sun Microsystems, Inc.*	5,500	22,220
		607,525
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.*	800	17,256
Jabil Circuit, Inc.*	300	6,900
Molex, Inc.	300	8,946
Sanmina-SCI Corp.*	900	6,345
Solectron Corp.*	1,600	7,920
Symbol Technologies, Inc.	400	5,060
Tektronix, Inc.	100	3,326
		55,753
Internet Software & Services 0.2%
Yahoo!, Inc.*	2,600	88,166
IT Consulting & Services 0.4%
Affiliated Computer Services, Inc., "A"*	500	27,835
Automatic Data Processing, Inc.	1,000	41,320
Computer Sciences Corp.*	300	14,130
Convergys Corp.*	200	2,686
Electronic Data Systems Corp.	800	15,520
First Data Corp.	1,400	60,900
Fiserv, Inc.*	300	10,458
Sabre Holdings Corp.	200	4,906
SunGard Data Systems, Inc.*	500	11,885
Unisys Corp.*	600	6,192
		195,832
Office Electronics 0.1%
Xerox Corp.*	1,400	19,712
Semiconductors & Semiconductor Equipment 1.0%
Advanced Micro Devices, Inc.*	1,400	18,200
Altera Corp.*	1,300	25,441
Applied Materials, Inc.*	2,800	46,172
Applied Micro Circuits Corp.*	500	1,565
Broadcom Corp., "A"*	1,000	27,290
Intel Corp.	10,700	214,642
KLA-Tencor Corp.*	300	12,444
Linear Technology Corp.	500	18,125
LSI Logic Corp.*	600	2,586
Maxim Integrated Products, Inc.	800	33,832
Micron Technology, Inc.*	1,000	12,030
National Semiconductor Corp.*	1,500	23,235
Novellus Systems, Inc.*	600	15,954
NVIDIA Corp.*	300	4,356
PMC-Sierra, Inc.*	300	2,643
Teradyne, Inc.*	300	4,020
Texas Instruments, Inc.	1,700	36,176
Xilinx, Inc.	600	16,200
		514,911
Software 1.5%
Adobe Systems, Inc.	400	19,788
Autodesk, Inc.	200	9,726
BMC Software, Inc.*	400	6,324
Citrix Systems, Inc.*	300	5,256
Computer Associates International, Inc.	1,000	26,300
Compuware Corp.*	600	3,090
Electronic Arts, Inc.*	500	22,995
Intuit, Inc.*	300	13,620
Mercury Interactive Corp.*	200	6,976
Microsoft Corp.	17,100	472,815
Novell, Inc.*	600	3,786
Oracle Corp.*	8,600	97,008
Parametric Technology Corp.*	400	2,112
PeopleSoft, Inc.*	600	11,910
Siebel Systems, Inc.*	800	6,032
Symantec Corp.*	800	43,904
VERITAS Software Corp.*	700	12,460
		764,102
Materials 1.1%
Chemicals 0.5%
Air Products & Chemicals, Inc.	400	21,752
Dow Chemical Co.	1,600	72,288
E.I. du Pont de Nemours & Co.	1,700	72,760
Eastman Chemical Co.	100	4,755
Ecolab, Inc.	400	12,576
Engelhard Corp.	200	5,670
Great Lakes Chemical Corp.	100	2,560
Hercules, Inc.*	200	2,850
International Flavors & Fragrances, Inc.	200	7,640
PPG Industries, Inc.	300	18,384
Praxair, Inc.	500	21,370
Rohm & Haas Co.	400	17,188
Sigma-Aldrich Corp.	100	5,800
		265,593
Construction Materials 0.0%
Vulcan Materials Co.	200	10,190
Containers & Packaging 0.1%
Ball Corp.	600	22,458
Bemis Co., Inc.	200	5,316
Pactiv Corp.*	300	6,975
Sealed Air Corp.*	100	4,635
Temple-Inland, Inc.	100	6,715
		46,099
Metals & Mining 0.2%
Alcoa, Inc.	1,400	47,026
Newmont Mining Corp.	700	31,871
Nucor Corp.	100	9,137
Phelps Dodge Corp.	200	18,406
Worthington Industries, Inc.	100	2,135
		108,575
Paper & Forest Products 0.3%
Georgia-Pacific Corp.	400	14,380
International Paper Co.	800	32,328
Louisiana-Pacific Corp.	700	18,165
MeadWestvaco Corp.	800	25,520
Weyerhaeuser Co.	600	39,888
		130,281
Telecommunication Services 1.2%
Diversified Telecommunication Services 1.0%
ALLTEL Corp.	500	27,455
BellSouth Corp.	3,000	81,360
CenturyTel, Inc.	200	6,848
Qwest Communications International, Inc.*	3,000	9,990
SBC Communications, Inc.	5,500	142,725
Sprint Corp.	2,400	48,312
Verizon Communications, Inc.	4,600	181,148
		497,838
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	4,500	66,510
Nextel Communications, Inc., "A"*	1,900	45,296
		111,806
Utilities 1.1%
Electric Utilities 0.7%
Allegheny Energy, Inc.*	200	3,192
Ameren Corp.	300	13,845
American Electric Power Co.	700	22,372
CenterPoint Energy, Inc.	500	5,180
CINergy Corp.	300	11,880
Consolidated Edison, Inc.	700	29,428
DTE Energy Co.	300	12,657
Entergy Corp.	400	24,244
Exelon Corp.	1,100	40,359
FirstEnergy Corp.	500	20,540
FPL Group, Inc.	300	20,496
PG&E Corp.*	700	21,280
Pinnacle West Capital Corp.	200	8,300
PPL Corp.	300	14,154
Progress Energy, Inc.	400	16,936
Southern Co.	1,200	35,976
TXU Corp.	500	23,960
Xcel Energy, Inc.	700	12,124
		336,923
Gas Utilities 0.1%
KeySpan Corp.	300	11,760
Nicor, Inc.	100	3,670
NiSource, Inc.	400	8,404
Peoples Energy Corp.	100	4,168
		28,002
Multi-Utilities 0.3%
AES Corp.*	2,500	24,975
Calpine Corp.*	700	2,030
CMS Energy Corp.*	300	2,856
Constellation Energy Group, Inc.	600	23,904
Dominion Resources, Inc.	500	32,625
Duke Energy Corp.	2,200	50,358
Dynegy, Inc., "A"*	600	2,994
Public Service Enterprise Group, Inc.	400	17,040
Sempra Energy	400	14,476
		171,258
Total Common Stocks (Cost $15,370,708)		17,243,366

	Principal Amount ($)	Value ($)

Corporate Bonds 8.6%
Consumer Discretionary 0.7%
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	195,000	236,143
Continental Cablevision, Inc., 9.0%, 9/1/2008	20,000	23,447
General Motors Corp., 8.375%, 7/15/2033 (d)	35,000	37,162
Liberty Media Corp., 3.38%**, 9/17/2006	67,000	67,718
		364,470
Energy 1.7%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	60,000	70,726
Duke Capital Corp., 4.302%, 5/18/2006	75,000	76,079
Duke Capital LLC, 5.668%, 8/15/2014	130,000	132,593
Enterprise Products Operating LP:
144A, 4.625%, 10/15/2009	45,000	45,374
7.5%, 2/1/2011	44,000	50,097
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	220,000	239,991
Halliburton Co., 5.5%, 10/15/2010	135,000	141,424
Pemex Project Funding Master Trust, 144A, 3.18%**, 6/15/2010	80,000	80,840
		837,124
Financials 3.4%
Agfirst Farm Credit Bank, 8.393%**, 12/15/2016	325,000	376,251
American General Finance Corp., 3.875%, 10/1/2009	90,000	89,214
Capital One Bank:
5.0%, 6/15/2009	35,000	36,246
5.75%, 9/15/2010	15,000	15,991
Ford Motor Credit Co., 6.875%, 2/1/2006	320,000	334,855
General Motors Acceptance Corp.:
6.75%, 1/15/2006	125,000	130,387
6.875%, 9/15/2011	58,000	60,843
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	76,000	74,566
Merrill Lynch & Co., Inc., Series C, 5.45%, 7/15/2014	140,000	144,815
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	75,000	78,811
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	220,000	214,724
Republic New York Corp., 5.875%, 10/15/2008	120,000	128,471
		1,685,174
Health Care 0.7%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	285,000	331,614
Materials 0.4%
International Paper Co., 6.75%, 9/1/2011	185,000	206,149
Telecommunication Services 0.3%
BellSouth Corp., 5.2%, 9/15/2014	145,000	146,352
Utilities 1.4%
Consumers Energy Co., 6.25%, 9/15/2006	293,000	308,893
Ohio Valley Electric Corp., 144A, 5.94%, 2/12/2006	335,000	349,173
Potomac Edison Co., 8.0%, 6/1/2024	60,000	61,800
		719,866
Total Corporate Bonds (Cost $4,145,509)		4,290,749
Asset Backed 4.1%
Automobile Receivables 1.4%
Drive Auto Receivables Trust, "A4", Series 2002-1, 144A, 4.09%, 1/15/2008	110,000	111,282
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	390,000	393,009
"A4", Series 2001-4, 4.92%, 8/15/2007	111,557	112,770
"B", Series 2002-1, 5.37%, 1/15/2010	98,708	98,469
		715,530
Home Equity Loans 2.0%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	295,507	312,519
Argent NIM Trust, "A", Series 2004-WN2, 144A, 4.55%, 4/25/2034	105,980	105,788
Long Beach Mortgage Loan Trust, "M3", Series 2001-4, 4.59%**, 3/25/2032	160,000	147,858
Park Place Securities Trust, 144A "A", Sereis 2004-NIM, 4.458%, 8/25/2034	110,000	110,000
Renaissance NIM Trust, "A", Series 2004-A, 144A, 4.45%, 6/25/2034	118,548	118,474
Residential Asset Securities Corp., "A2B2", Series 2004-KS2**, 2.08%, 3/25/2034	215,000	215,000
		1,009,639
Manufactured Housing Receivables 0.7%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	329,369	333,265
Total Asset Backed (Cost $2,056,442)		2,058,434

Foreign Bonds - US$ Denominated 4.6%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	455,000	528,564
Deutsche Telekom International Finance BV, 8.25%, 6/15/2030	83,000	107,284
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	50,000	51,110
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	45,000	54,900
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	550,000	600,952
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	125,000	123,111
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	157,000	172,265
Tyco International Group SA:
6.75%, 2/15/2011	200,000	225,018
6.875%, 1/15/2029	105,000	117,670
7.0%, 6/15/2028	50,000	56,411
United Mexican States:
MTN, 6.75%, 9/27/2034 (d)	40,000	38,420
8.375%, 1/14/2011	175,000	205,188
Total Foreign Bonds - US$ Denominated (Cost $2,109,596)		2,280,893

US Government Agency Sponsored Pass-Throughs 3.4%
Federal Home Loan Mortgage Corp.:
5.0% with various maturities from 7/1/2018 until 2/15/2022	149,489	152,031
6.0%, 12/1/2033	270,630	279,920
Federal National Mortgage Association:
4.5% with various maturities from 3/1/2018 until 11/1/2018	225,332	225,204
5.42%, 11/1/2008	114,945	121,295
5.5% with various maturities from 3/1/2018 until 5/1/2034	619,432	630,169
6.0%, 3/1/2015	147,340	154,740
6.5%, 11/1/2033	99,127	104,067
9.0%, 11/1/2030	31,832	35,055
Total US Government Agency Sponsored Pass-Throughs (Cost $1,691,901)		1,702,481

Commercial and Non-Agency Mortgage-Backed Securities 4.3%
Citigroup Mortgage Loan Trust, Inc., "1A2", Series 2004-NCM-1, 6.5%, 6/25/2034	149,116	155,206
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	86,924	88,715
"7A1", Series 2004-J2, 6.0%, 12/25/2033	98,003	100,375
CS First Boston Mortgage Securities Corp.:
"A2", Series 2001-CK3, 6.04%, 6/15/2034	105,000	109,197
"A1", Series 1999-C1, 6.91%, 9/15/2041	190,017	202,789
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	98,408	105,918
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	127,805	137,726
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	190,000	205,043
Master Alternative Loan Trust:
"2A1", Series 2004-3, 6.25%, 4/25/2034	273,546	282,881
"8A1", Series 2004-3, 7.0%, 4/25/2034	107,596	112,337
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	127,934	128,786
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	203,468	205,365
Washington Mutual MSC Mortgage Pass-Through, "1A22", Series 2003-MS3, 5.75%, 3/25/2033	118,240	118,818
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	155,917	157,923
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $2,126,114)		2,111,079

Collateralized Mortgage Obligations 10.5%
Fannie Mae:
"B", Series 1997-M5, 6.65%, 8/25/2007	82,140	86,732
"C", Series 1997-MS, 6.74%, 8/25/2007	145,000	156,650
Fannie Mae Grantor Trust, "1A3", Series 2004-T2, 7.0%, 11/25/2043	84,054	90,043
Fannie Mae Whole Loan:
"2A", Series 2002-W1, 7.5%, 2/25/2042	88,352	95,381
"5A", Series 2004-W2, 7.5%, 3/25/2044	250,179	271,836
Federal Home Loan Mortgage Corp.:
"TC", Series 2728, 4.0%, 2/15/2023	310,000	311,502
"LB", Series 2755, 4.0%, 9/15/2023	155,000	156,502
"LJ", Series 2612, 4.0%, 7/15/2022	107,428	108,338
"NB", Series 2750, 4.0%, 12/15/2022	378,000	379,837
"OA", Series 2003-8, 4.5%, 2/25/2016	255,180	257,557
"LC", Series 2682, 4.5%, 7/15/2032	230,000	221,195
"ON", Series 2776, 4.5%, 11/15/2032	125,000	119,391
"BG", Series 2640, 5.0%, 2/15/2032	305,000	304,053
"OE", Series 2840, 5.0%, 2/15/2033	220,000	217,685
"PD", Series 2783, 5.0%, 1/15/2033	112,000	109,730
"PD", Series 2844, 5.0%, 12/15/2032	115,000	113,074
"PE", Series 2777, 5.0%, 4/15/2033	240,000	234,338
"TE", Series 2827, 5.0%, 4/15/2033	175,000	173,094
"QE", Series 2113, 6.0%, 11/15/2027	112,084	113,786
"3A", Series T-41, 7.5%, 7/25/2032	56,820	61,384
Federal National Mortgage Association:
"2A3", Series 2001-4, 4.16%, 6/25/2042	140,000	141,141
"NE", Series 2004-52, 4.5%, 7/25/2033	113,000	107,776
"1A5", Series 2003-W14, 4.71%, 9/25/2043	270,000	273,608
"1A3", Series 2003-W18, 4.732%, 8/25/2043	150,000	151,809
"KH", Series 2003-92, 5.0%, 3/25/2032	150,000	149,055
"1A2", Series 2003-W3, 7.0%, 8/25/2042	12,935	13,856
"1A3", Series 2004-T3, 7.0%, 2/25/2044	43,082	46,151
"2A", Series 2003-W8, 7.0%, 10/25/2042	102,757	109,073
"A2", Series 2002-T16, Grantor Trust, 7.0%, 7/25/2042	98,575	105,598
Federal National Mortgage Association Grantor Trust, "A3", Series 2002-T19, 7.5%, 7/25/2042	139,127	151,171
Government National Mortgage Association:
"PD", Series 2004-30, 5.0%, 2/20/2033	112,000	110,294
"QE", Series 2004-11, 5.0%, 12/16/2032	245,000	241,186
Total Collateralized Mortgage Obligations (Cost $5,188,044)		5,182,826

Municipal Investments 3.8%
Delaware River, Port Authority, Port District Project, Series A, 7.27%, 1/1/2007 (f)	180,000	196,096
Houston, TX, Airport Revenue, 6.88%, 1/1/2028 (f)	275,000	318,642
Illinois, State GO, 4.95%, 6/1/2023	105,000	100,526
Lansing, MI, Water & Sewer Revenue, Board Water & Light Water Supply Steam, Series B, 7.3%, 7/1/2006 (f)	605,000	650,617
Virginia, Multi-Family Housing Revenue, Housing Development Authority, Series A, 6.51%, 5/1/2019 (f)	610,000	637,975
Total Municipal Investments (Cost $1,731,029)		1,903,856

Government National Mortgage Association 1.1%
Government National Mortgage Association:
3.75%, 6/20/2026	310,000	311,831
6.0% with various maturities from 10/15/2033 until 7/20/2034	222,827	231,046
Total Government National Mortgage Association (Cost $541,738)		542,877

US Government Backed 11.4%
US Treasury Bill:
1.31%***, 10/21/2004 (g)	490,000	489,642
1.57%***, 12/23/2004	40,000	39,855
1.67%***, 12/9/2004	3,200,000	3,190,032
US Treasury Bond:
6.0%, 2/15/2026 (d)	1,043,000	1,189,142
7.25%, 5/15/2016 (d)	191,000	240,436
US Treasury Note:
1.5%, 3/31/2006 (d)	34,000	33,556
3.125%, 10/15/2008	30,000	29,956
4.375%, 8/15/2012 (d)	459,000	473,201
Total US Government Backed (Cost $5,598,876)		5,685,820

	Shares	Value ($)

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 1.76% (c) (e) (Cost $1,855,438)	1,855,438	1,855,438

Cash Equivalents 10.0%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $4,957,989)	4,957,989	4,957,989

Scudder Lifecycle Mid Range Fund	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $47,373,384) (a)	100.2	49,815,808
Other Assets and Liabilities, Net	(0.2)	(113,023)
Net Assets	100.0	49,702,785

* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $49,223,500. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $592,308. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,153,071 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,560,763.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $1,810,943, which is 3.6% of total net assets.
(e) Represents collateral held in connection with securities lending.
(f) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
FGIC	Financial Guaranty Insurance Company	0.6%
FSA	Financial Security Assurance	0.4%
MBIA	Municipal Bond Investors Assurance	2.6%

(g) At September 30, 2004, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Morgage Corp, the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

MTN: Medium Term Note

144A:Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GO: General Obligation

At September 30, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	12/20/2004	15	1,299,797	1,302,003	2,206
10 Year German Federal Republic Bonds	12/08/2004	18	2,563,030	2,585,471	22,441
EOE Dutch Stock Index Futures	10/15/2004	3	248,651	242,078	(6,573)
S&P 500 Index	12/16/2004	2	563,662	557,450	(6,212)
S&P Canada 60 Index	12/16/2004	5	375,593	381,336	5,743
S&P Mini 500 Index	12/17/2004	2	112,833	111,500	(1,333)
Share Price Index 200	12/16/2004	1	65,846	66,622	776
Topix Index	12/09/2004	1	103,406	100,032	(3,374)
Total net unrealized appreciation					13,674

At September 30, 2004, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	12/20/2004	44	4,896,872	4,955,500	(58,628)

Investment Portfolio as of September 30, 2004 (Unaudited)

Scudder Lifecycle Short Range Fund	Shares	Value ($)

Common Stocks 14.8%
Consumer Discretionary 1.6%
Auto Components 0.0%
Cooper Tire & Rubber Co.	20	403
Dana Corp.	41	725
Delphi Corp.	160	1,486
Goodyear Tire & Rubber Co.*	277	2,975
Johnson Controls, Inc.	55	3,125
Visteon Corp.	36	288
		9,002
Automobiles 0.1%
Ford Motor Co.	532	7,475
General Motors Corp.	223	9,473
Harley-Davidson, Inc.	127	7,549
		24,497
Distributors 0.0%
Genuine Parts Co.	50	1,919
Hotels Restaurants & Leisure 0.2%
Carnival Corp.	184	8,701
Darden Restaurants, Inc.	46	1,073
Harrah's Entertainment, Inc.	32	1,695
Hilton Hotels Corp.	110	2,073
International Game Technology	169	6,076
Marriott International, Inc., "A"	66	3,429
McDonald's Corp.	365	10,231
Starbucks Corp.*	169	7,683
Starwood Hotels & Resorts Worldwide, Inc.	60	2,785
Wendy's International, Inc.	33	1,109
YUM! Brands, Inc.	85	3,456
		48,311
Household Durables 0.1%
Black & Decker Corp.	23	1,781
Centex Corp.	36	1,817
Fortune Brands, Inc.	42	3,112
KB Home	14	1,183
Leggett & Platt, Inc.	55	1,546
Newell Rubbermaid, Inc.	201	4,028
Pulte Homes, Inc.	36	2,209
The Stanley Works	82	3,487
Whirlpool Corp.	19	1,142
		20,305
Internet & Catalog Retail 0.1%
eBay, Inc.*	218	20,043
Leisure Equipment & Products 0.0%
Brunswick Corp.	28	1,281
Eastman Kodak Co.	159	5,123
		6,404
Media 0.5%
Clear Channel Communications, Inc.	26	810
Comcast Corp., "A"*	649	18,328
Dow Jones & Co., Inc.	24	975
Gannett Co., Inc.	77	6,450
Interpublic Group of Companies, Inc.*	120	1,271
Knight-Ridder, Inc.	23	1,505
McGraw-Hill Companies, Inc.	55	4,383
Meredith Corp.	14	719
New York Times Co., "A"	42	1,642
Time Warner, Inc.*	1,480	23,887
Univision Communications, Inc., "A"*	172	5,437
Viacom, Inc., "B"	366	12,283
Walt Disney Co.	597	13,462
		91,152
Multiline Retail 0.1%
Big Lots, Inc.*	32	391
Federated Department Stores, Inc.	52	2,362
J.C. Penny Co., Inc.	84	2,964
Kohl's Corp.*	99	4,771
Nordstrom, Inc.	40	1,530
Target Corp.	130	5,882
The May Department Stores Co.	178	4,562
		22,462
Specialty Retail 0.4%
AutoNation, Inc.*	76	1,298
AutoZone, Inc.*	24	1,854
Bed Bath & Beyond, Inc.*	86	3,192
Best Buy Co., Inc.	12	651
Boise Cascade Corp.	26	865
Circuit City Stores, Inc.	213	3,267
Home Depot, Inc.	699	27,401
Limited Brands	246	5,483
Lowe's Companies, Inc.	116	6,305
Office Depot, Inc.*	90	1,353
Sherwin-Williams Co.	41	1,802
Staples, Inc.	228	6,799
The Gap, Inc.	263	4,918
TJX Companies, Inc.	143	3,152
Toys "R" Us, Inc.*	199	3,530
		71,870
Textiles, Apparel & Luxury Goods 0.1%
Coach, Inc.*	110	4,666
Jones Apparel Group, Inc.	36	1,289
Liz Claiborne, Inc.	32	1,207
NIKE, Inc., "B"	107	8,432
Reebok International Ltd.	68	2,497
VF Corp.	32	1,582
		19,673
Consumer Staples 1.5%
Beverages 0.3%
Anheuser-Busch Companies, Inc.	233	11,638
Brown-Forman Corp., "B"	35	1,603
Coca-Cola Co.	705	28,235
Pepsi Bottling Group, Inc.	73	1,982
PepsiCo, Inc.	492	23,936
		67,394
Food & Drug Retailing 0.5%
Albertsons, Inc.	105	2,513
Costco Wholesale Corp.	192	7,979
CVS Corp.	116	4,887
Kroger Co.*	213	3,306
Safeway, Inc.*	130	2,510
SUPERVALU, Inc.	40	1,102
Sysco Corp.	186	5,565
Wal-Mart Stores, Inc.	1,233	65,596
Walgreen Co.	298	10,677
Winn-Dixie Stores, Inc.	42	130
		104,265
Food Products 0.1%
Archer-Daniels-Midland Co.	186	3,159
Campbell Soup Co.	118	3,102
ConAgra Foods, Inc.	152	3,908
H.J. Heinz Co.	101	3,638
Kellogg Co.	120	5,119
McCormick & Co, Inc.	39	1,339
Sara Lee Corp.	231	5,281
William Wrigley Jr. Co.	65	4,115
		29,661
Household Products 0.3%
Clorox Co.	62	3,304
Colgate-Palmolive Co.	54	2,440
Kimberly-Clark Corp.	144	9,301
Procter & Gamble Co.	739	39,995
		55,040
Personal Products 0.1%
Alberto-Culver Co., "B"	26	1,130
Avon Products, Inc.	138	6,028
Gillette Co.	291	12,146
		19,304
Tobacco 0.2%
Altria Group, Inc.	648	30,482
Reynolds American, Inc.	43	2,926
UST, Inc.	108	4,348
		37,756
Energy 1.1%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	97	4,241
BJ Services Co.	47	2,463
Halliburton Co.	128	4,312
Nabors Industries Ltd.*	82	3,883
Noble Corp.*	79	3,551
Rowan Companies, Inc.*	31	819
Schlumberger Ltd.	172	11,577
Transocean, Inc.*	145	5,188
		36,034
Oil & Gas 0.9%
Amerada Hess Corp.	27	2,403
Anadarko Petroleum Corp.	100	6,636
Apache Corp.	96	4,810
Burlington Resources, Inc.	114	4,651
ChevronTexaco Corp.	664	35,617
ConocoPhillips*	200	16,570
Devon Energy Corp.	70	4,971
El Paso Corp.	184	1,691
EOG Resources, Inc.	34	2,239
ExxonMobil Corp.	1,891	91,392
Kerr-McGee Corp.	44	2,519
Kinder Morgan, Inc.	35	2,199
Marathon Oil Corp.	101	4,169
Occidental Petroleum Corp.	32	1,790
Sunoco, Inc.	47	3,477
Unocal Corp.	77	3,311
Valero Energy Corp.	37	2,968
Williams Companies, Inc.	149	1,803
		193,216
Financials 3.0%
Banks 1.0%
AmSouth Bancorp.	101	2,464
Bank of America Corp.	1,182	51,216
BB&T Corp.	161	6,390
Comerica, Inc.	50	2,967
Fifth Third Bancorp.	166	8,171
First Horizon National Corp.	35	1,518
Golden West Financial Corp.	44	4,882
Huntington Bancshares, Inc.	163	4,060
KeyCorp.	118	3,729
M&T Bank Corp.	34	3,254
Marshall & Ilsley Corp.	64	2,579
National City Corp.	255	9,848
North Fork Bancorp., Inc.	50	2,223
PNC Financial Services Group	82	4,436
Regions Financial Corp.	135	4,463
SouthTrust Corp.	97	4,041
Sovereign Bancorp, Inc.	98	2,138
SunTrust Banks, Inc.	82	5,774
Synovus Financial Corp.	90	2,354
US Bancorp.	547	15,808
Wachovia Corp.	381	17,888
Washington Mutual, Inc.	253	9,887
Wells Fargo & Co.	491	29,278
Zions Bancorp.	26	1,587
		200,955
Capital Markets 0.3%
Bank of New York Co., Inc.	227	6,622
Bear Stearns Companies, Inc.	49	4,712
E*TRADE Financial Corp.*	324	3,700
Federated Investors, Inc, "B"	31	882
Franklin Resources, Inc.	73	4,070
Goldman Sachs Group, Inc.	167	15,571
Janus Capital Group, Inc.	69	939
Lehman Brothers Holdings, Inc.	79	6,298
Mellon Financial Corp.	123	3,407
Merrill Lynch & Co., Inc.	183	9,099
Morgan Stanley	197	9,712
State Street Corp.	98	4,187
T. Rowe Price Group, Inc.	36	1,834
		71,033
Consumer Finance 0.2%
American Express Co.*	368	18,937
Capital One Finance Corp.	70	5,173
MBNA Corp.	466	11,743
Providian Financial Corp.*	206	3,201
SLM Corp.	126	5,620
		44,674
Diversified Financial Services 0.7%
Citigroup, Inc.	1,506	66,445
Countrywide Financial Corp.	164	6,460
Fannie Mae	281	17,815
Freddie Mac	199	12,983
JPMorgan Chase & Co.	1,035	41,120
MGIC Investment Corp.	65	4,326
Moody's Corp.	43	3,150
		152,299
Insurance 0.7%
ACE Ltd.	83	3,325
AFLAC, Inc.	148	5,803
Allstate Corp.	251	12,045
Ambac Financial Group, Inc.	31	2,478
American International Group, Inc.*	757	51,468
Aon Corp.*	90	2,587
Cincinnati Financial Corp.	49	2,020
Jefferson-Pilot Corp.	40	1,986
Lincoln National Corp.	51	2,397
Loews Corp.	54	3,159
Marsh & McLennan Companies, Inc.	151	6,910
MBIA, Inc.	41	2,387
MetLife, Inc.	218	8,426
Progressive Corp.	63	5,339
Prudential Financial, Inc.	202	9,502
Safeco Corp.	90	4,109
St. Paul Travelers Companies, Inc.	55	1,818
The Chubb Corp.	55	3,865
Torchmark Corp.	32	1,702
UnumProvident Corp.	85	1,334
XL Capital Ltd., "A"	40	2,960
		135,620
Real Estate 0.1%
Apartment Investment & Management Co., (REIT)	28	974
Equity Office Properties Trust, (REIT)	116	3,161
Equity Residential, (REIT)	81	2,511
Plum Creek Timber Co., Inc., (REIT)	53	1,857
ProLogis, (REIT)	52	1,832
Simon Property Group, Inc., (REIT)	60	3,218
		13,553
Health Care 2.0%
Biotechnology 0.2%
Amgen, Inc.*	368	20,858
Applera Corp. - Applied Biosystems Group	58	1,094
Biogen Idec, Inc.*	98	5,995
Chiron Corp.*	54	2,387
Genzyme Corp., (General Division)*	66	3,591
Gilead Sciences, Inc.*	192	7,177
MedImmune, Inc.*	71	1,683
		42,785
Health Care Equipment & Supplies 0.4%
Bausch & Lomb, Inc.	52	3,455
Baxter International, Inc.	179	5,757
Becton, Dickinson and Co.	73	3,774
Biomet, Inc.	74	3,469
Boston Scientific Corp.*	245	9,734
Fisher Scientific International, Inc.*	33	1,925
Guidant Corp.	119	7,859
Hospira, Inc.*	46	1,408
Medtronic, Inc.	352	18,269
Millipore Corp.*	14	670
PerkinElmer, Inc.	36	620
St. Jude Medical, Inc.*	76	5,720
Stryker Corp.	116	5,577
Thermo Electron Corp.*	48	1,297
Waters Corp.*	34	1,499
Zimmer Holdings, Inc.*	71	5,612
		76,645
Health Care Providers & Services 0.4%
Aetna, Inc.	44	4,397
AmerisourceBergen Corp.	77	4,136
Anthem, Inc.*	41	3,577
Cardinal Health, Inc.	124	5,427
Caremark Rx, Inc.*	191	6,125
CIGNA Corp.	40	2,785
Express Scripts, Inc.*	59	3,855
HCA, Inc.	140	5,341
Health Management Associates, Inc., "A"	69	1,410
Humana, Inc.*	169	3,377
IMS Health, Inc.	67	1,603
Manor Care, Inc.	25	749
Quest Diagnostics, Inc.	30	2,646
Tenet Healthcare Corp.*	134	1,446
UnitedHealth Group, Inc.	193	14,232
WellPoint Health Networks, Inc.*	69	7,251
		68,357
Pharmaceuticals 1.0%
Abbott Laboratories	454	19,232
Bristol-Myers Squibb Co.	565	13,374
Eli Lilly & Co.	328	19,696
Forest Laboratories, Inc.*	108	4,858
Johnson & Johnson	783	44,106
King Pharmaceuticals, Inc.*	67	800
Merck & Co., Inc.	544	17,952
Mylan Laboratories, Inc.	77	1,386
Pfizer, Inc.	2,194	67,136
Schering-Plough Corp.	428	8,158
Watson Pharmaceuticals, Inc.*	92	2,710
Wyeth	268	10,023
		209,431
Industrials 1.7%
Aerospace & Defense 0.3%
Boeing Co.	291	15,022
General Dynamics Corp.	58	5,922
Goodrich Corp.	34	1,066
Honeywell International, Inc.	250	8,965
Lockheed Martin Corp.	129	7,196
Northrop Grumman Corp.	104	5,546
Raytheon Co.	131	4,975
Rockwell Collins, Inc.	51	1,894
United Technologies Corp.	149	13,914
		64,500
Air Freight & Logistics 0.2%
FedEx Corp.	87	7,455
Ryder System, Inc.	18	847
United Parcel Service, Inc., "B"	327	24,826
		33,128
Airlines 0.0%
Delta Air Lines, Inc.*	35	115
Southwest Airlines Co.	230	3,135
		3,250
Building Products 0.0%
American Standard Companies, Inc.*	62	2,413
Masco Corp.	125	4,316
		6,729
Commercial Services & Supplies 0.2%
Allied Waste Industries, Inc.*	93	823
Apollo Group, Inc., "A"*	89	6,530
Avery Dennison Corp.	32	2,105
Cendant Corp.	307	6,631
Deluxe Corp.	14	574
Equifax, Inc.	39	1,028
H&R Block, Inc.	48	2,372
Monster Worldwide, Inc.*	33	813
Pitney Bowes, Inc.	66	2,911
R.R. Donnelley & Sons Co.	63	1,973
Robert Half International, Inc.	49	1,263
Waste Management, Inc.	168	4,593
		31,616
Construction & Engineering 0.0%
Fluor Corp.	24	1,068
Electrical Equipment 0.0%
Cooper Industries, Inc., "A"	27	1,593
Emerson Electric Co.	122	7,551
Power-One, Inc.*	23	149
		9,293
Industrial Conglomerates 0.7%
3M Co.	227	18,153
General Electric Co.	3,069	103,057
Textron, Inc.	40	2,571
Tyco International Ltd.	584	17,905
		141,686
Machinery 0.2%
Caterpillar, Inc.*	25	2,011
Crane Co.	17	492
Cummins, Inc.	12	887
Danaher Corp.	90	4,615
Deere & Co.	72	4,648
Eaton Corp.	44	2,790
Illinois Tool Works, Inc.	88	8,199
Ingersoll-Rand Co., "A"	50	3,398
ITT Industries, Inc.	27	2,160
Navistar International Corp.*	20	744
PACCAR, Inc.	86	5,944
Parker-Hannifin Corp.	76	4,473
		40,361
Road & Rail 0.1%
Burlington Northern Santa Fe Corp.	108	4,137
CSX Corp.	61	2,025
Norfolk Southern Corp.	113	3,361
		9,523
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	26	1,499
Information Technology 2.4%
Communications Equipment 0.4%
ADC Telecommunications, Inc.*	224	405
Andrew Corp.*	45	551
Avaya, Inc.*	300	4,182
CIENA Corp.*	158	313
Cisco Systems, Inc.*	1,966	35,585
Comverse Technologies, Inc.*	57	1,073
Corning, Inc.*	569	6,305
JDS Uniphase Corp.*	412	1,388
Lucent Technologies, Inc.*	1,253	3,972
Motorola, Inc.	824	14,865
QUALCOMM, Inc.	473	18,466
Tellabs, Inc.*	391	3,593
		90,698
Computers & Peripherals 0.5%
Apple Computer, Inc.*	160	6,200
Dell, Inc.*	726	25,846
EMC Corp.*	700	8,078
Gateway, Inc.*	103	510
Hewlett-Packard Co.	551	10,331
International Business Machines Corp.	487	41,755
Lexmark International, Inc.*	59	4,956
NCR Corp.*	27	1,339
Network Appliance, Inc.*	125	2,875
QLogic Corp.*	26	770
Sun Microsystems, Inc.*	967	3,907
		106,567
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.*	141	3,041
Jabil Circuit, Inc.*	58	1,334
Molex, Inc.	55	1,640
Sanmina-SCI Corp.*	150	1,058
Solectron Corp.*	276	1,366
Symbol Technologies, Inc.	70	886
Tektronix, Inc.	24	798
		10,123
Internet Software & Services 0.1%
Yahoo!, Inc.*	448	15,192
IT Consulting & Services 0.2%
Affiliated Computer Services, Inc., "A"*	80	4,453
Automatic Data Processing, Inc.	169	6,983
Computer Sciences Corp.*	54	2,543
Convergys Corp.*	40	537
Electronic Data Systems Corp.	149	2,891
First Data Corp.	250	10,875
Fiserv, Inc.*	56	1,952
Sabre Holdings Corp.	39	957
SunGard Data Systems, Inc.*	83	1,973
Unisys Corp.*	96	991
		34,155
Office Electronics 0.0%
Xerox Corp.*	244	3,436
Semiconductors & Semiconductor Equipment 0.4%
Advanced Micro Devices, Inc.*	245	3,185
Altera Corp.*	233	4,560
Applied Materials, Inc.*	494	8,146
Applied Micro Circuits Corp.*	86	269
Broadcom Corp., "A"*	182	4,967
Intel Corp.	1,865	37,412
KLA-Tencor Corp.*	57	2,364
Linear Technology Corp.	89	3,226
LSI Logic Corp.*	106	457
Maxim Integrated Products, Inc.	138	5,836
Micron Technology, Inc.*	175	2,105
National Semiconductor Corp.*	264	4,089
Novellus Systems, Inc.*	111	2,952
NVIDIA Corp.*	47	683
PMC-Sierra, Inc.*	51	449
Teradyne, Inc.*	56	750
Texas Instruments, Inc.	292	6,214
Xilinx, Inc.	99	2,673
		90,337
Software 0.7%
Adobe Systems, Inc.	70	3,463
Autodesk, Inc.	33	1,605
BMC Software, Inc.*	65	1,028
Citrix Systems, Inc.*	47	823
Computer Associates International, Inc.	171	4,497
Compuware Corp.*	107	551
Electronic Arts, Inc.*	88	4,047
Intuit, Inc.*	55	2,497
Mercury Interactive Corp.*	27	942
Microsoft Corp.	2,996	82,839
Novell, Inc.*	107	675
Oracle Corp.*	1,503	16,954
Parametric Technology Corp.*	74	391
PeopleSoft, Inc.*	107	2,124
Siebel Systems, Inc.*	145	1,093
Symantec Corp.*	136	7,464
VERITAS Software Corp.*	124	2,207
		133,200
Materials 0.5%
Chemicals 0.2%
Air Products & Chemicals, Inc.	66	3,589
Dow Chemical Co.	273	12,334
E.I. du Pont de Nemours & Co.	290	12,412
Eastman Chemical Co.	23	1,094
Ecolab, Inc.	75	2,358
Engelhard Corp.	37	1,049
Great Lakes Chemical Corp.	15	384
Hercules, Inc.*	30	427
International Flavors & Fragrances, Inc.	28	1,070
PPG Industries, Inc.	50	3,064
Praxair, Inc.	94	4,018
Rohm & Haas Co.	64	2,750
Sigma-Aldrich Corp.	20	1,160
		45,709
Construction Materials 0.0%
Vulcan Materials Co.	29	1,478
Containers & Packaging 0.1%
Ball Corp.	99	3,706
Bemis Co., Inc.	30	797
Pactiv Corp.*	43	1,000
Sealed Air Corp.*	24	1,112
Temple-Inland, Inc.	16	1,074
		7,689
Metals & Mining 0.1%
Alcoa, Inc.	253	8,498
Newmont Mining Corp.	129	5,873
Nucor Corp.	23	2,102
Phelps Dodge Corp.	27	2,485
Worthington Industries, Inc.	24	512
		19,470
Paper & Forest Products 0.1%
Georgia-Pacific Corp.	75	2,696
International Paper Co.	142	5,738
Louisiana-Pacific Corp.	127	3,296
MeadWestvaco Corp.	135	4,307
Weyerhaeuser Co.	107	7,113
		23,150
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
ALLTEL Corp.	90	4,942
BellSouth Corp.	532	14,428
CenturyTel, Inc.	40	1,369
Qwest Communications International, Inc.*	527	1,755
SBC Communications, Inc.	963	24,990
Sprint Corp.	422	8,495
Verizon Communications, Inc.	805	31,701
		87,680
Wireless Telecommunication Services 0.1%
AT&T Wireless Services, Inc.*	793	11,721
Nextel Communications, Inc., "A"*	324	7,724
		19,445
Utilities 0.5%
Electric Utilities 0.3%
Allegheny Energy, Inc.*	36	575
Ameren Corp.	56	2,584
American Electric Power Co.	114	3,643
CenterPoint Energy, Inc.	88	912
CINergy Corp.	52	2,059
Consolidated Edison, Inc.	128	5,381
DTE Energy Co.	50	2,110
Entergy Corp.	66	4,000
Exelon Corp.	192	7,044
FirstEnergy Corp.	95	3,903
FPL Group, Inc.	54	3,689
PG&E Corp.*	117	3,557
Pinnacle West Capital Corp.	26	1,079
PPL Corp.	55	2,595
Progress Energy, Inc.	72	3,048
Southern Co.	215	6,446
TXU Corp.	86	4,121
Xcel Energy, Inc.	115	1,992
		58,738
Gas Utilities 0.0%
KeySpan Corp.	46	1,803
Nicor, Inc.	12	440
NiSource, Inc.	75	1,576
Peoples Energy Corp.	10	417
		4,236
Multi-Utilities 0.2%
AES Corp.*	435	4,346
Calpine Corp.*	115	334
CMS Energy Corp.*	46	438
Constellation Energy Group, Inc.	111	4,422
Dominion Resources, Inc.	96	6,264
Duke Energy Corp.	379	8,675
Dynegy, Inc., "A"*	105	524
Public Service Enterprise Group, Inc.	69	2,939
Sempra Energy	68	2,461
		30,403
Total Common Stocks (Cost $2,665,195)		3,018,019

	Principal Amount ($)	Value ($)

Corporate Bonds 10.4%
Consumer Discretionary 1.2%
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	30,000	36,330
General Motors Corp., 8.375%, 7/15/2033 (d)	15,000	15,927
Jones Intercable, Inc., 7.625%, 4/15/2008	60,000	66,630
Liberty Media Corp., 3.38%**, 9/17/2006	33,000	33,353
TCI Communications, Inc., 6.875%, 2/15/2006	45,000	47,182
Time Warner, Inc., 7.57%, 2/1/2024	45,000	50,834
		250,256
Energy 2.0%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	30,000	35,363
Duke Capital Corp., 4.302%, 5/18/2006	62,000	62,892
Enterprise Products Operating LP:
144A, 4.625%, 10/15/2009	20,000	20,166
7.5%, 2/1/2011	22,000	25,049
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	85,000	92,724
Halliburton Co., 5.5%, 10/15/2010	90,000	94,282
Pemex Project Funding Master Trust:
144A, 3.18%**, 6/15/2010	40,000	40,420
8.5%, 2/15/2008	41,000	46,074
		416,970
Financials 2.7%
American General Finance Corp.:
MTN, 4.0%, 3/15/2011	15,000	14,657
4.625%, 9/1/2010	95,000	96,055
Capital One Bank, 5.75%, 9/15/2010	30,000	31,982
Ford Motor Credit Co.:
5.8%, 1/12/2009	50,000	51,824
6.875%, 2/1/2006	57,000	59,646
General Motors Acceptance Corp.:
6.75%, 1/15/2006	30,000	31,293
6.875%, 8/28/2012	35,000	36,369
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	35,000	34,340
Merrill Lynch & Co., Inc., Series C, 5.45%, 7/15/2014	30,000	31,032
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	45,000	46,190
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	35,000	36,778
RAM Holdings Ltd., 144A, 6.876%, 4/1/2024	80,000	78,082
		548,248
Health Care 0.7%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	115,000	133,809
Industrials 0.4%
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	35,818	38,641
General Motors Nova Finance, 6.85%, 10/15/2008	35,000	37,112
		75,753
Materials 0.9%
International Paper Co.:
4.0%, 4/1/2010	45,000	43,970
6.75%, 9/1/2011	125,000	139,290
		183,260
Telecommunication Services 0.4%
Bell Atlantic Pennsylvania, Inc., Series A, 5.65%, 11/15/2011	53,000	55,949
BellSouth Corp., 5.2%, 9/15/2014	25,000	25,233
		81,182
Utilities 2.1%
Consumers Energy Co., 6.25%, 9/15/2006	135,000	142,323
Old Dominion Electric, 6.25%, 6/1/2011	185,000	204,885
Potomac Edison Co., 8.0%, 6/1/2024	75,000	77,250
		424,458
Total Corporate Bonds (Cost $2,039,780)		2,113,936

Asset Backed 5.3%
Automobile Receivables 1.7%
Drive Auto Receivables Trust, "A3", Series 2004-1, 144A, 3.5%, 8/15/2008	65,000	65,426
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	120,000	120,926
"A4", Series 2001-4, 4.92%, 8/15/2007	42,392	42,853
"B", Series 2002-1, 5.37%, 1/15/2010	55,277	55,142
Ryder Vehicle Lease Trust, "A4", Series 2001-A, 5.81%, 8/15/2006	70,717	71,180
		355,527
Home Equity Loans 2.8%
Argent NIM Trust, "A", Series 2004-WN2, 144A, 4.55%, 4/25/2034	41,358	41,283
Conseco Finance, "AF6", Series 2000-B, 7.8%, 5/15/2020	184,815	189,297
Countrywide Asset-Backed Certificates, "N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	42,645	42,539
Credit-Based Asset Serving & Securities, "AV1", Series 2004-CB6, 2.17%, 7/25/2035	83,907	83,959
First Franklin NIM Trust, "Note", Series 2004-FF6A, 5.75%, 7/25/2034	48,296	48,342
Greenpoint Home Equity Loan Trust, "A", Series 2004-4, 2.15%, 8/25/2030	85,000	84,997
Park Place Securities Trust, 144A "A", Sereis 2004-NIM, 4.458%, 8/25/2034	55,000	55,000
Residential Asset Securities Corp., "A2B2", Series 2004-KS2**, 1.69%, 3/25/2034	20,000	20,000
		565,417
Manufactured Housing Receivables 0.8%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	159,133	161,016
Total Asset Backed (Cost $1,071,348)		1,081,960

Foreign Bonds - US$ Denominated 5.6%
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	185,000	214,911
Deutsche Telekom International Finance BV, 8.25%, 6/15/2030	71,000	91,773
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	20,000	20,444
HSBC Capital Funding LP, 144A, 4.61%, 12/29/2049	20,000	19,220
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	85,000	91,965
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	20,000	24,400
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	200,000	218,528
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	55,000	54,169
Royal Bank of Scotland Group PLC, 8.817%, 3/31/2049	75,000	77,294
Tyco International Group SA:
6.75%, 2/15/2011	101,000	113,634
6.875%, 1/15/2029	72,000	80,688
7.0%, 6/15/2028	33,000	37,231
United Mexican States:
MTN, 6.75%, 9/27/2034 (d)	20,000	19,210
8.375%, 1/14/2011	10,000	11,725
8.625%, 3/12/2008 (d)	60,000	68,700
Total Foreign Bonds - US$ Denominated (Cost $1,073,980)		1,143,892

US Government Agency Sponsored Pass-Throughs 5.3%
Federal Home Loan Mortgage Corp.:
5.0% with various maturities from 2/15/2022 until 5/1/2032 (g)	75,614	75,474
6.0%, 4/1/2032	123,847	128,099
Federal National Mortgage Association:
4.5% with various maturities from 5/1/2017 until 5/1/2032 (g)	206,769	205,044
5.0% with various maturities from 12/1/2017 until 3/1/2034 (g)	260,746	263,388
5.5% with various maturities from 2/1/2018 until 9/1/2033	135,759	138,838
6.0% with various maturities from 3/1/2015 until 12/1/2099	115,336	120,175
6.5% with various maturities from 11/1/2033 until 11/1/2033	99,983	104,966
7.13%, 1/1/2012	45,745	48,804
Total US Government Agency Sponsored Pass-Throughs (Cost $1,086,949)		1,084,788

Commercial and Non-Agency Mortgage-Backed Securities 4.7%
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 9/25/2034	123,714	129,667
Countrywide Alternative Loan Trust, "7A1", Series 2004-J2, 6.0%, 12/25/2033	35,696	36,560
CS First Boston Mortgage Securities Corp., "A2", Series 2001-CK3, 6.04%, 6/15/2034	55,000	57,199
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	33,934	36,523
"A1B", Series 1997-CF1,144A, 7.6%, 5/15/2030	47,733	51,225
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	59,642	64,272
First Union-Lehman Brothers Commercial Mortgae, "A3", Series 1997-C1, 7.38%, 4/18/2029	92,686	100,016
Master Alternative Loan Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	43,711	45,637
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	52,766	53,118
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	55,000	61,074
PNC Mortgage Acceptance Corp., "A2", Series 2000-C1, 7.61%, 2/15/2010	80,000	92,138
Residential Funding Mortgage Securities I, "A1", Series 2003-S2, 5.0%, 2/25/2033	25,253	25,344
Residential Asset Securitization Trust, "A3", Series 2002-A13, 5.0%, 12/25/2017	15,892	16,021
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	55,000	56,833
Washington Mutual Mortgage Securities Corp.:
"4A1", Series 2002-S7, 4.5%, 11/25/2032	16,681	16,738
"1A7", Series 2003-MS8, 5.5%, 5/25/2033	42,644	42,706
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	59,968	60,739
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $947,369)		945,810

Collateralized Mortgage Obligations 13.6%
Fannie Mae Whole Loan:
"2A", Series 2002-W1, 7.5%, 2/25/2042	47,408	51,180
"5A", Series 2004-W2, 7.5%, 3/25/2044	97,198	105,612
Federal Home Loan Mortgage Corp.:
"QA", Series 2649, 3.5%, 3/15/2010	105,000	105,660
"AU", Series 2759, 3.5%, 5/15/2019	61,000	61,308
"PA", Series 2786, 3.5%, 10/15/2010	60,000	60,350
"PT", Series 2724, 3.75%, 5/15/2016	61,000	61,099
"PE", Series 2727, 4.5%, 7/15/2032	120,000	114,978
"TG", Series 2690, 4.5%, 4/15/2032	60,000	57,688
"BG", Series 2640, 5.0%, 2/15/2032	45,000	44,860
"CA", Series 2526, 5.0%, 6/15/2016	28,199	28,811
"DG", Series 2662, 5.0%, 10/15/2022	120,000	120,034
"EG", Series 2836, 5.0%, 12/15/2032	115,000	113,289
"JD", Series 2778, 5.0%, 12/15/2032	115,000	113,057
"PE", Series 2777, 5.0%, 4/15/2033	120,000	117,169
"TE", Series 2780, 5.0%, 1/15/2033	85,000	83,982
"UE", Series 2764, 5.0%, 10/15/2032	90,000	89,223
"PE", Series 2378, 5.5%, 11/15/2016	30,000	31,236
"PE", Series 2512, 5.5%, 2/15/2022	110,000	114,306
"PE", Series 2405, 6.0%, 1/15/2017	80,000	84,286
"QE", Series 2113, 6.0%, 11/15/2027	44,367	45,040
"3A", Series T-41, 7.5%, 7/25/2032	22,728	24,553
Federal National Mortgage Association:
"NA", Series 2003-128, 4.0%, 8/25/2009	123,000	124,200
"TU", Series 2003-122, 4.0%, 5/25/2016	80,000	80,765
"2A3", Series 2001-4, 4.16%, 6/25/2042	50,000	50,408
"JT", Series 2003-6, 4.5%, 6/25/2016	12,893	12,874
"A2", Series 2002-W10, 4.7%, 8/25/2042	5,571	5,570
"A2", Series 2002-W9, 4.7%, 8/25/2042	1,810	1,812
"2A3", Series 2003-W15, 4.71%, 8/25/2043	70,000	70,632
"1A3", Series 2003-W18, 4.732%, 8/25/2043	60,000	60,724
"KH", Series 2003-92, 5.0%, 3/25/2032	60,032	59,654
"MC", Series 2002-56, 5.5%, 9/25/2017	55,031	56,446
"PM", Series 2001-60, 6.0%, 3/25/2030	34,754	35,206
"VD", Series 2002-56, 6.0%, 4/25/2020	13,809	14,144
"A2", Series 1998-M1, 6.25%, 1/25/2008	79,992	85,522
"1A2", Series 2003-W3, 7.0%, 8/25/2042	36,217	38,797
"2A", Series 2003-W8, 7.0%, 10/25/2042	30,223	32,080
"A2", Series 2002-T16, Grantor Trust, 7.0%, 7/25/2042	70,772	75,814
"A2", Series 2002-T19 Grantor Trust, 7.0%, 7/25/2042	77,347	82,858
FHLMC Structured Pass Through Securities, "A2B", Series T-56, 4.29%, 7/25/2036	90,000	90,889
Government National Mortgage Association:
"GD", Series 2004-26, 5.0%, 11/16/2032	56,000	54,942
"PA", Series 2003-89, 5.5%, 12/20/2023	94,126	96,162
Total Collateralized Mortgage Obligations (Cost $2,739,949)		2,757,220

Municipal Investments 2.5%
Atlantic Ciy, NJ, Core City GO, Series B, 4.5%, 8/1/2008 (f)	80,000	82,845
Illinois, State GO, 4.95%, 6/1/2023	80,000	76,591
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	50,000	50,729
Virginia, Multi-Family Housing Revenue, Housing Development Authority, Series A, 6.51%, 5/1/2019 (f)	290,000	303,299
Total Municipal Investments (Cost $460,139)		513,464

Government National Mortgage Association 0.9%
Government National Mortgage Association:
6.0% with various maturities from 10/15/2033 until 7/20/2034	129,280	134,057
6.5%, 11/15/2033	43,065	45,591
Total Government National Mortgage Association (Cost $178,123)		179,648

US Government Backed 22.7%
US Treasury Bill:
1.31%***, 10/21/2004 (h)	140,000	139,898
1.62%***, 12/23/2004	10,000	9,963
1.67%***, 12/9/2004	3,300,000	3,289,721
US Treasury Bond, 6.0%, 2/15/2026 (d)	543,000	619,083
US Treasury Note:
1.5%, 3/31/2006 (d)	46,000	45,400
3.125%, 10/15/2008	25,000	24,963
4.375%, 8/15/2012 (d)	469,000	483,510
Total US Government Backed (Cost $4,577,815)		4,612,538

Securities Lending Collateral 4.7%
Daily Assets Fund Institutional, 1.76% (c) (e) (Cost $949,784)	949,784	949,784

Cash Equivalents 14.5%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $2,940,956)	2,940,956	2,940,956

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $20,731,387) (a)	105.0	21,342,015
Other Assets and Liabilities, Net	(5.0)	(1,016,528)
Net Assets	100.0	20,325,487

* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $21,026,147. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $315,868. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $619,138 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $303,270.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $926,765, which is 4.6% of total net assets.
(e) Represents collateral held in connection with securities lending.
(f) Bond is insured by one of these companies:
As a % of Total Investment Portfolio
MBIA	Municipal Bond Investors Assurance	1.9%

(g) Mortgage dollar rolls included.
(h) At September 30, 2004, this security has been pledged to cover in whole or in part, initial requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

MTN: Medium Term Note

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GO: General Obligation

At September 30, 2004, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	12/20/2004	9	778,199	781,202	3,003
10 Year German Federal Republic Bonds	12/8/2004	7	996,393	1,005,461	9,068
EOE Dutch Stock Index Futures	10/15/2004	1	82,884	80,693	(2,191)
S&P 500 Index	12/16/2004	1	281,831	278,725	(3,106)
S&P Canada 60 Index	12/16/2004	1	75,119	76,267	1,148
Total net unrealized appreciation					7,922

At September 30, 2004, open futures contracts sold short were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	12/20/2004	17	1,894,994	1,914,625	(19,631)

Financial Statements

Statements of Assets and Liabilities as of September 30, 2004 (Unaudited)
Assets	Long Range Fund	Mid Range Fund	Short Range Fund
Investment in securities, at value(a) - including $27,325,640, $1,810,943 and $926,765 of securities loaned	$ 672,871,731	$ 43,002,381	$ 17,451,275
Investments in Scudder Cash Management QP Trust(b)	67,520,466	4,957,989	2,940,956
Investments in Daily Assets Fund Institutional(c)*	28,008,728	1,855,438	949,784
Total investments in securities, at value(d)	768,400,925	49,815,808	21,342,015
Cash	377,733	30,000	110,341
Foreign currency, at value(e)	22,792,001	1,487,413	615,809
Receivable for investments sold	14,525,274	733,344	216,276
Dividends receivable	440,907	18,805	3,252
Interest receivable	2,031,307	192,607	85,421
Receivable for Fund shares sold	421,154	98,630	54,090
Receivable for daily variation margin on open futures contracts	46,984	-	-
Net receivable on closed forward foreign currency exchange contracts	-	-	6,817
Unrealized appreciation on forward foreign currency exchange contracts	3,997,018	197,147	46,115
Due from Advisor	-	22,377	15,503
Other assets	3,155	480	165
Total assets	813,036,458	52,596,611	22,495,804
Liabilities
Payable upon return of securities loaned	28,008,728	1,855,438	949,784
Payable for investments purchased	23,905,213	880,532	679,159
Payable for investments purchased - mortgage dollar rolls	8,855,266	-	442,101
Deferred mortgage dollar roll income	12,949	-	21,396
Payable for Fund shares redeemed	144,999	6,599	18,918
Payable for daily variation margin on open futures contracts	-	3,127	3,790
Unrealized depreciation on forward foreign currency exchange contracts	1,377,424	69,793	13,487
Other accrued expenses and payables	222,208	78,337	41,682
Total liabilities	62,526,787	2,893,826	2,170,317
Net assets, at value	$ 750,509,671	$ 49,702,785	$ 20,325,487
Net Assets
Net assets consist of: Undistributed net investment income	3,846,423	419,017	94,973
Net unrealized appreciation (depreciation) on: Investments	48,653,439	2,442,424	610,628
Futures	(731,064)	(44,954)	(11,709)
Foreign currency related transactions	3,093,983	153,974	44,210
Accumulated net realized gain (loss)	(86,450,957)	(7,561,966)	(1,273,781)
Paid-in capital	782,097,847	54,294,290	20,861,166
Net assets, at value	$ 750,509,671	$ 49,702,785	$ 20,325,487

* Represents collateral for securities loaned.

Statements of Assets and Liabilities as of September 30, 2004 (Unaudited) (continued)
Net Asset Value
Investment Class Net assets applicable to shares outstanding	$ 57,943,824	$ 49,702,785	$ 20,325,487
Shares outstanding ($.001 par value per share, unlimited number of shares authorized)	5,630,299	5,122,998	2,004,778
Net Asset Value, offering and redemption price per share	$ 10.29	$ 9.70	$ 10.14
Institutional Class Net assets applicable to shares outstanding	$ 692,565,847	$ -	$ -
Shares outstanding ($.001 par value per share, unlimited number of shares authorized)	64,771,633	-	-
Net Asset Value, offering and redemption price per share	$ 10.69	$ -	$ -

a Cost of $624,218,292, $40,559,957 and $16,840,647, respectively.
b Cost of $67,520,466, $4,957,989 and $2,940,956, respectively.
c Cost of $28,008,728, $1,855,438 and $949,784, respectively.
d Cost of $719,747,486, $47,373,384 and $20,731,387, respectively.
e Cost of $22,358,801, $1,458,189 and $604,057, respectively.

Statements of Operations for the six months ended September 30, 2004(a) (Unaudited)
Investment Income	Long Range Fund	Mid Range Fund	Short Range Fund
Total investment income allocated from the Portfolio(b): Dividends - Unaffiliated issuers	$ 2,704,151	$ 142,606	$ 22,186
Interest - Unaffiliated issuers	4,789,487	501,053	224,578
Interest - Affiliated issuers	291,939	28,872	13,758
Securities lending income, including income from Daily Assets Fund Institutional	9,186	558	244
Expenses allocated from the Portfolio(c)	(1,636,114)	(132,580)	(55,006)
Net investment income allocated from the Portfolio	6,158,649	540,509	205,760
Dividends - Unaffiliated issuers	687,996	15,285	5,082
Interest - Unaffiliated issuers	1,439,008	132,132	66,272
Interest - Affiliated issuers	111,926	8,350	4,348
Securities lending income, including income from Daily Assets Fund Institutional	2,246	86	52
Total income	8,399,825	696,362	281,514
Expenses: Investment advisory fees	515,370	34,265	13,845
Administrator service fees	771,380	179,941	68,337
Auditing	7,716	14,973	7,579
Legal	7,529	28,574	16,281
Trustees' fees and expenses	9,355	10,991	8,309
Reports to shareholders	-	747	4,684
Registration fees	42,443	33,365	24,565
Other	65,868	28,850	6,913
Total expenses, before expense reductions	1,419,661	331,706	150,513
Expense reductions	(854,189)	(193,842)	(103,732)
Total expenses, after expense reductions	565,472	137,864	46,781
Net investment income (loss)	7,834,353	558,498	234,733

Statements of Operations for the six months ended September 30, 2004(a) (Unaudited) (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions	Long Range Fund	Mid Range Fund	Short Range Fund
Net realized gain (loss) allocated from the Portfolio(b) from: Investments	7,061,719	383,292	(6,296)
Futures	2,801,217	24,335	14,798
Foreign currency related transactions	(4,227,291)	(381,021)	(69,660)
Net realized gain (loss) from: Investments	1,605,630	89,586	26,608
Futures	(1,643,851)	(119,835)	(45,386)
Foreign currency related transactions	(349,144)	(26,179)	(7,498)
	5,248,280	(29,822)	(87,434)
Net unrealized appreciation (depreciation) during the period allocated from the Portfolio(b) on: Investments(d)	(22,794,969)	(1,870,929)	(317,712)
Futures(d)	(2,977,525)	(201,660)	476,486
Foreign currency related transactions(d)	761,462	(9,684)	(107,291)
Net unrealized appreciation (depreciation) during the period on: Investments	6,163,587	277,250	52,934
Futures	2,246,461	156,706	(488,195)
Foreign currency related transactions	2,332,521	163,658	151,501
	(14,268,463)	(1,484,659)	(232,277)
Net gain (loss) on investment transactions	(9,020,183)	(1,514,481)	(319,711)
Net increase (decrease) in net assets resulting from operations	$ (1,185,830)	$ (955,983)	$ (84,978)

a On August 20, 2004, the Asset Management Portfolio, the Asset Management Portfolio II and the Asset Management Portfolio III, each a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the Lifecycle Long Range Fund's, the Lifecycle Mid Range Fund's and the Lifecycle Short Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).
b Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.
c For the period April 1, 2004 through August 20, 2004,, Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III waived fees in the amounts of $688,395, $53,433 and $44,717, which were allocated to the Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund, respectively.
d Excludes unrealized appreciation of $250,957, depreciation of $1,368 and depreciation of $706, respectively, resulting from the dissolution of the master-feeder structure.

Statement of Changes in Net Assets - Long Range Fund
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2004(a) (Unaudited)	Year Ended March 31, 2004
Operations: Net investment income (loss)	$ 7,834,353	$ 14,273,378
Net realized gain (loss) on investment transactions	5,248,280	33,679,038
Net unrealized appreciation (depreciation) on investment transactions during the period	(14,268,463)	92,021,218
Net increase (decrease) in net assets resulting from operations	(1,185,830)	139,973,634
Distributions to shareholders from: Net investment income Investment Class	(635,787)	(2,277,173)
Institutional Class	(8,985,670)	(29,974,017)
Fund share transactions: Proceeds from shares sold	39,927,126	142,112,613
Reinvestment of distributions	9,620,404	32,245,735
Net assets acquired in tax-free reorganization (Investment Class)	-	58,476,295
Cost of shares redeemed	(59,302,960)	(117,931,521)
Net increase (decrease) in net assets from Fund share transactions	(9,755,430)	114,903,122
Increase (decrease) in net assets	(20,562,717)	222,625,566
Net assets at beginning of period	771,072,388	548,446,822
Net assets at end of period (including undistributed net investment income of $3,846,423 and $5,633,527, respectively)	$ 750,509,671	$ 771,072,388

a On August 20, 2004, the Asset Management Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Lifecycle Long Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

Statement of Changes in Net Assets - Mid Range Fund
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2004(a) (Unaudited)	Year Ended March 31, 2004
Operations: Net investment income (loss)	$ 558,498	$ 1,279,256
Net realized gain (loss) on investment transactions	(29,822)	3,244,122
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,484,659)	5,108,169
Net increase (decrease) in net assets resulting from operations	(955,983)	9,631,547
Distributions to shareholders from: Net investment income	(633,051)	(2,807,608)
Fund share transactions: Proceeds from shares sold	6,299,300	27,215,420
Reinvestment of distributions	632,968	2,807,418
Cost of shares redeemed	(28,062,953)	(16,375,047)
Net increase (decrease) in net assets from Fund share transactions	(21,130,685)	13,647,791
Increase (decrease) in net assets	(22,719,719)	20,471,730
Net assets at beginning of period	72,422,504	51,950,774
Net assets at end of period (including undistributed net investment income of $419,017, and $493,570, respectively)	$ 49,702,785	$ 72,422,504

a On August 20, 2004, the Asset Management Portfolio II, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Lifecycle Mid Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

Statement of Changes in Net Assets - Short Range Fund
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2004(a) (Unaudited)	Year Ended March 31, 2004
Operations: Net investment income (loss)	$ 234,733	$ 443,571
Net realized gain (loss) on investment transactions	(87,434)	833,186
Net unrealized appreciation (depreciation) on investment transactions during the period	(232,277)	644,731
Net increase (decrease) in net assets resulting from operations	(84,978)	1,921,488
Distributions to shareholders from: Net investment income	(275,997)	(826,388)
Fund share transactions: Proceeds from shares sold	5,413,654	14,946,510
Reinvestment of distributions	275,453	822,774
Cost of shares redeemed	(7,387,758)	(11,276,402)
Net increase (decrease) in net assets from Fund share transactions	(1,698,651)	4,492,882
Increase (decrease) in net assets	(2,059,626)	5,587,982
Net assets at beginning of period	22,385,113	16,797,131
Net assets at end of period (including undistributed net investment income of $94,973 and $136,237, respectively)	$ 20,325,487	$ 22,385,113

a On August 20, 2004, the Asset Management Portfolio III, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Lifecycle Short Range Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

Financial Highlights

Scudder Lifecycle Long Range Fund

Investment Class
	2004[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.11
Net realized and unrealized gain (loss) on investment transactions	(.12)	.93
Total from investment operations	(.03)	1.04
Less distributions from: Net investment income	(.11)	(.36)
Net asset value, end of period	$ 10.29	$ 10.43
Total Return (%)[d]	(.27)**	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	69
Ratio of expenses before expense reductions (%)[e]	1.45*	1.41*
Ratio of expenses after expense reductions (%)[e]	1.00*	1.00*
Ratio of net investment income (loss) (%)	1.68*	1.65*
Portfolio turnover rate (%)	113f*	115**
[a] For the six months ended September 30, 2004 (Unaudited).
[b] For the period July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio includes expenses allocated from the Asset Management Portfolio.
[f] On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.
* Annualized
** Not annualized

Scudder Lifecycle Long Range Fund

Institutional Class
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.84	$ 9.17	$ 10.92	$ 10.98	$ 14.44	$ 13.11
Income (loss) from investment operations: Net investment income (loss)	.11[b]	.21[b]	.25[b]	.31	.41	.33
Net realized and unrealized gain (loss) on investment transactions	(.12)	1.94	(1.53)	(.08)	(1.79)	1.44
Total from investment operations	(.01)	2.15	(1.28)	.23	(1.38)	1.77
Less distributions from: Net investment income	(.14)	(.48)	(.47)	(.28)	(.30)	(.31)
Net realized gains on investment transactions	-	-	-	(.01)	(1.78)	(.13)
Total distributions	(.14)	(.48)	(.47)	(.29)	(2.08)	(.44)
Net asset value, end of period	$ 10.69	$ 10.84	$ 9.17	$ 10.92	$ 10.98	$ 14.44
Total Return (%)[c]	(.09)**	23.71	(11.88)	2.13	(10.90)	13.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	693	702	548	438	417	512
Ratio of expenses before expense reductions (%)[d]	.96*	.91	.93	.91	.93	.93
Ratio of expenses after expense reductions (%)[d]	.55*	.55	.55	.55	.59	.60
Ratio of net investment income (loss) (%)	2.13*	2.08	2.61	2.84	3.20	2.69
Portfolio turnover rate (%)	113e*	115	133	90	118	222
[a] For the six months ended September 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Asset Management Portfolio.
[e] On August 20, 2004, the Asset Management Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio.
* Annualized
** Not annualized

Scudder Lifecycle Mid Range Fund

Investment Class
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 8.80	$ 9.75	$ 9.78	$ 11.38	$ 10.60
Income (loss) from investment operations: Net investment income (loss)	.10[b]	.19[b]	.25[b]	.30	.42	.32
Net realized and unrealized gain (loss) on investment transactions	(.13)	1.29	(.80)	(.06)	(.86)	.71
Total from investment operations	(.03)	1.48	(.55)	.24	(.44)	1.03
Less distributions from: Net investment income	(.13)	(.42)	(.40)	(.27)	(.33)	(.23)
Net realized gains on investment transactions	-	-	-	-	(.83)	(.02)
Total distributions	(.13)	(.42)	(.40)	(.27)	(1.16)	(.25)
Net asset value, end of period	$ 9.70	$ 9.86	$ 8.80	$ 9.75	$ 9.78	$ 11.38
Total Return (%)[c]	(.35)**	16.85	(5.63)	2.48	(4.25)	9.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	72	52	72	81	99
Ratio of expenses before expense reductions (%)[d]	1.91*	1.63	1.56	1.54	1.51	1.51
Ratio of expenses after expense reductions (%)[d]	1.00*	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) (%)	2.06*	2.01	2.68	3.04	3.86	3.03
Portfolio turnover rate (%)	129e*	114	116	127	139	273
[a] For the six months ended September 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Asset Management Portfolio II.
[e] On August 20, 2004, the Asset Management Portfolio II was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Mid Range Fund as a stand-alone fund in addition to the Asset Management Portfolio II.
* Annualized
** Not annualized

Scudder Lifecycle Short Range Fund

Investment Class
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.30	$ 9.71	$ 10.08	$ 10.05	$ 10.54	$ 10.23
Income (loss) from investment operations:
Net investment income (loss)	.12[b]	.22[b]	.29[b]	.38	.48	.39
Net realized and unrealized gain (loss) on investment transactions	(.14)	.77	(.21)	(.04)	(.21)	.18
Total from investment operations	(.02)	.99	.08	.34	.27	.57
Less distributions from: Net investment income	(.14)	(.40)	(.45)	(.31)	(.40)	(.26)
Net realized gains on investment transactions	-	-	-	-	(.36)	-
Total distributions	(.14)	(.40)	(.45)	(.31)	(.76)	(.26)
Net asset value, end of period	$ 10.14	$ 10.30	$ 9.71	$ 10.08	$ 10.05	$ 10.54
Total Return (%)[c]	(.28)**	10.44	.83	3.42	2.52	5.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	17	25	30	38
Ratio of expenses before expense reductions (%)[d]	2.43*	2.16	1.85	1.86	1.72	1.67
Ratio of expenses after expense reductions (%)[d]	.99*	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) (%)	2.28*	2.15	2.92	3.69	4.85	3.61
Portfolio turnover rate (%)	174e*	198	162	153	148	354
[a] For the six months ended September 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Asset Management Portfolio III.
[e] On August 20, 2004, the Asset Management Portfolio III was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sales of portfolio securities of the Scudder Lifecycle Short Range Fund as a stand-alone fund in addition to the Asset Management Portfolio III.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Lifecycle Long Range Fund ("Scudder Lifecycle Long Range Fund") is a diversified series of Scudder Advisor Funds III. Lifecycle Mid Range Fund ("Scudder Lifecycle Mid Range Fund") and Lifecycle Short Range Fund ("Scudder Lifecycle Short Range Fund") (each a "Fund", and collectively the "Fund") are diversified series of Scudder Advisor Funds. Scudder Advisor Funds III and Scudder Advisor Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies organized as Massachusetts business trusts (collectively, the "Trusts").

On June 3, 2004, the Board of Trustees approved dissolving the Lifecycle master-feeder structures, and converting the Funds to three stand-alone funds. On August 20, 2004, the Funds received assets with the value of $741,748,706, $48,834,257 and $20,324,047 which included net unrealized appreciation (depreciation) of $41,590,486, $2,052,615 and $505,144 for Scudder Lifecycle Long Range, Mid Range and Short Range, respectively, from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively, in the tax free exchange for their beneficial ownership in the Portfolios. Activities prior to these conversions are included in the Statement of Operations.

Lifecycle Long Range Fund offers two classes of shares: Investment Class and Institutional Class. On August 13, 2004, Premier Class was renamed Institutional Class. Investment Class and Institutional Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class. Lifecycle Mid Range Fund and Lifecycle Short Range Fund each offer one class of shares: Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as administrative service fee. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of each Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and affiliated funds are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. Each Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, each Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by each Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by each Fund. When entering into a closing transaction, each Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit each Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, each Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated Fund holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, each Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. Each Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2004, each Fund had a net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the respective expiration date, whichever occurs first.

The capital loss carryforwards were as follows:

Fund	Amount	Expiration Date
Long Range Fund	$ 1,172,000	3/31/2009
	21,545,000	3/31/2010
	35,451,000	3/31/2011
	9,619,000	3/31/2012
Mid Range Fund	$ 465,000	3/31/2010
	3,602,000	3/31/2011
	817,000	3/31/2012
Short Range Fund	$ 6,000	3/31/2010
	700,000	3/31/2011
	107,000	3/31/2012

Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, futures and foreign currency related transactions. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of each Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases ($)	Sales ($)
Scudder Lifecycle Long Range Fund excluding US Treasury securities and mortgage dollar roll transactions	210,727,342	224,940,475
US Treasury securities	119,626,042	115,946,817
mortgage dollar roll transactions	48,632,320	48,786,560
Scudder Lifecycle Mid Range Fund excluding US Treasury securities	16,117,767	31,945,093
US Treasury securities	14,578,566	11,930,084
Scudder Lifecycle Short Range Fund excluding US Treasury securities and mortgage dollar roll transactions	5,886,504	6,635,966
US Treasury securities	8,267,245	5,428,605
mortgage dollar roll transactions	2,937,066	2,946,484

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Effective August 21, 2004, Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for each Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for each Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG. Prior to August 21, 2004, DeAM, Inc. was the Advisor for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III. The investment advisory fee paid by each Fund under the new Investment Advisory Agreement is the same as the investment advisory agreement for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to a portion of each Fund's portfolio and is paid by the Advisor for its services.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of each Fund's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended September 30, 2004, the Advisor and Administrator agreed to waive their fees and reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each Fund, including expenses allocated from each Portfolio through August 20, 2004, as follows:

Long Range Fund Investment Class	1.00%
Institutional Class	.55%
Mid Range Fund	1.00%
Short Range Fund	1.00%

For the period April 1, 2004 through August 20, 2004, the Investment Advisory Fee was as follows:

	Total Aggregated	Waived	Annualized Effective Rate
Asset Management Portfolio	$ 1,926,387	$ 688,395.42%
Asset Management Portfolio II	142,429	53,433.41%
Asset Management Portfolio III	53,204	44,717.10%

For the period August 21, 2004 through September 30, 2004, the Investment Advisory Fee was as follows:

	Total Aggregated	Waived	Annualized Effective Rate
Long Range Fund	$ 515,370	$ 515,370	-
Mid Range Fund	34,265	34,265	-
Short Range Fund	13,845	13,845	-

Under these agreements, the Advisor and Administrator reimbursed $20,479 of the Lifecycle Short Range Fund's expenses.

For the six months ended September 30, 2004, the Advisor has agreed to reimburse the Funds for expenses of $3,044, $636 and $1,071 for Scudder Lifecycle Long Range, Lifecycle Mid Range and Lifecycle Short Range, respectively.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.65% of each Fund's Investment Class and 0.15% of Lifecycle Long Range Fund's Institutional Class average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Annualized Effective Rate
Long Range Fund Investment Class	$ 203,990	$ 40,026.53%
Institutional Class	567,390	295,749.08%
Mid Range Fund	179,941	158,941.08%
Short Range Fund	68,337	68,337	-

ICCC served as Administrator for the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III and received a fee of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period April 1, 2004 through August 20, 2004, the Administrator Service Fee was as follows:

	Total Aggregated	Annualized Effective Rate
Asset Management Portfolio	$ 296,367.10%
Asset Management Portfolio II	21,912.10%
Asset Management Portfolio III	8,185.10%

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is each Fund's transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Forward Foreign Currency Commitments

As of September 30, 2004, the Funds had the following open forward foreign currency exchange contracts:

Scudder Lifecycle Long Range Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	31,678,736	AUD	45,471,000	10/5/04	$ 1,242,229
USD	1,218,740	AUD	1,751,000	10/5/04	48,983
USD	793,791	AUD	1,136,000	10/5/04	28,672
USD	34,817,760	AUD	48,358,000	11/2/04	98,764
USD	32,007,592	CAD	41,655,000	10/1/04	906,473
USD	22,853,431	CAD	29,025,000	11/1/04	70,580
USD	3,190,239	CHF	4,016,000	10/4/04	26,345
USD	1,093,930	EUR	899,000	10/4/04	22,595
USD	7,929,616	EUR	6,388,000	10/4/04	4,049
USD	31,507,150	GBP	17,632,000	10/4/04	388,597
USD	1,539,748	GBP	862,000	10/4/04	19,584
USD	714,251	GBP	398,000	10/4/04	5,719
USD	34,043,384	GBP	18,892,000	11/2/04	52,342
JPY	730,452,000	USD	6,677,503	10/4/04	48,657
JPY	1,950,000	USD	17,748	10/4/04	51
USD	4,054,769	JPY	448,052,000	10/4/04	11,299
USD	23,451,615	NZD	36,135,000	10/4/04	957,690
USD	3,055,084	NZD	4,618,000	10/4/04	64,389
					$ 3,997,018

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
AUD	48,358,000	USD	34,910,607	10/5/04	$ (100,544)
CAD	5,442,000	USD	4,117,830	10/1/04	(182,215)
CAD	7,188,000	USD	5,520,695	10/1/04	(158,966)
CAD	29,025,000	USD	22,863,332	10/1/04	(71,027)
CHF	4,016,000	USD	3,170,118	10/4/04	(46,466)
EUR	5,830,000	USD	7,054,300	10/4/04	(186,349)
EUR	1,457,000	USD	1,778,662	10/4/04	(30,879)
EUR	7,927,508	USD	6,388,000	11/2/04	(4,544)
GBP	18,892,000	USD	34,120,086	10/4/04	(54,963)
USD	2,589,709	JPY	284,350,000	10/4/04	(9,235)
JPY	448,052,000	USD	4,060,594	11/2/04	(11,456)
NZD	18,244,000	USD	11,804,142	10/4/04	(519,737)
NZD	22,509,000	USD	15,204,154	10/4/04	(745)
USD	15,148,557	NZD	22,509,000	11/2/04	(298)
					$ (1,377,424)

Scudder Lifecycle Mid Range Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	2,042,666	AUD	2,932,000	10/5/04	$ 80,100
USD	96,747	AUD	139,000	10/5/04	3,888
USD	49,612	AUD	71,000	10/5/04	1,792
USD	2,262,240	AUD	3,142,000	11/2/04	6,417
USD	1,539,100	CAD	2,003,000	10/1/04	43,588
USD	872,407	CAD	1,108,000	11/1/04	2,694
USD	522,600	EUR	421,000	10/4/04	267
USD	2,078,200	GBP	1,163,000	10/4/04	25,632
USD	117,893	GBP	66,000	10/4/04	1,499
USD	43,070	GBP	24,000	10/4/04	345
USD	2,257,906	GBP	1,253,000	11/2/04	3,472
JPY	28,293,000	USD	258,643	10/4/04	1,885
JPY	83,000	USD	755	10/4/04	2
USD	226,109	JPY	24,985,000	10/4/04	630
USD	579,557	NZD	893,000	10/4/04	23,667
USD	60,202	NZD	91,000	10/4/04	1,269
					$ 197,147

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
AUD	3,142,000	USD	2,268,273	10/5/04	$ (6,533)
CAD	432,000	USD	326,884	10/1/04	(14,465)
CAD	463,000	USD	355,604	10/1/04	(10,240)
CAD	1,108,000	USD	872,785	10/1/04	(2,711)
EUR	378,000	USD	457,380	10/4/04	(12,082)
EUR	26,000	USD	31,632	10/4/04	(659)
EUR	17,000	USD	20,753	10/4/04	(360)
EUR	421,000	USD	522,461	11/2/04	(299)
GBP	1,253,000	USD	2,262,993	10/4/04	(3,645)
USD	30,883	JPY	3,391,000	10/4/04	(110)
JPY	24,985,000	USD	226,433	11/2/04	(639)
NZD	633,000	USD	409,561	10/4/04	(18,033)
NZD	351,000	USD	237,090	10/4/04	(12)
USD	236,223	NZD	351,000	11/2/04	(5)
					$ (69,793)

Scudder Lifecycle Short Range Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	755,201	AUD	1,084,000	10/5/04	$ 29,614
USD	125,981	AUD	181,000	10/5/04	5,063
USD	903,600	AUD	1,255,000	11/2/04	2,563
USD	176,731	CAD	230,000	10/1/04	5,005
USD	56,103	CAD	73,000	10/1/04	1,579
USD	131,491	CAD	167,000	11/1/04	406
USD	206,061	EUR	166,000	10/4/04	105
USD	643,314	GBP	357,000	11/2/04	989
JPY	9,080,000	USD	82,703	10/4/04	302
JPY	2,798,000	USD	25,578	10/4/04	186
JPY	63,000	USD	573	10/4/04	2
USD	108,063	JPY	11,941,000	10/4/04	301
					$ 46,115

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
AUD	10,000	USD	6,977	10/5/04	$ (263)
AUD	1,255,000	USD	906,010	10/5/04	(2,609)
CAD	136,000	USD	102,908	10/1/04	(4,554)
CAD	167,000	USD	131,548	10/1/04	(409)
EUR	155,000	USD	187,550	10/4/04	(4,954)
EUR	10,000	USD	12,166	10/4/04	(254)
EUR	1,000	USD	1,221	10/4/04	(21)
EUR	166,000	USD	206,006	11/2/04	(118)
JPY	11,941,000	USD	108,219	11/2/04	(305)
					$ (13,487)

As of September 30, 2004, the Lifecycle Short Range Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
USD	914,908	GBP	512,000	10/4/04
GBP	512,000	USD	921,725	10/4/04	$ 6,817

Currency Abbreviations
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
CHF	Swiss Franc	GBP	British Pound	USD	US Dollar
CAD	Canadian Dollar	JPY	Japanese Yen

E. Line of Credit

Each Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Lifecycle Long Range Fund:

	Six Months Ended September 30, 2004		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	436,488	4,472,806	1,403,818	$ 14,789,301
Institutional Class	3,321,143	35,454,320	12,358,761	127,323,312
		$ 39,927,126		$ 142,112,613
Shares issued in tax-free reorganization
Investment Class	-	-	5,999,562	$ 58,476,295
Shares issued to shareholders in reinvestment of distributions
Investment Class	61,654	634,464	254,351	$ 2,273,737
Institutional Class	840,606	8,985,940	2,887,219	29,971,998
		$ 9,620,404		$ 32,245,735
Shares redeemed
Investment Class	(1,447,221)	(14,751,802)	(1,078,353)	$ (11,023,167)
Institutional Class	(4,196,415)	(44,551,158)	(10,253,726)	(106,908,354)
		$ (59,302,960)		$ (117,931,521)
Net increase (decrease)
Investment Class	(949,079)	(9,644,532)	6,579,378	$ 64,516,166
Institutional Class	(34,666)	(110,898)	4,992,254	50,386,956
		$ (9,755,430)		$ 114,903,122

The following table summarizes share and dollar activity in the Lifecycle Mid Range Fund:

	Six Months Ended September 30, 2004		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	651,309	$ 6,299,300	2,860,420	$ 27,215,420
Shares issued to shareholders in reinvestment of distributions
Investment Class	65,427	$ 632,968	293,546	$ 2,807,418
Shares redeemed
Investment Class	(2,935,388)	$ (28,062,953)	(1,713,346)	$ (16,375,047)
Net increase (decrease)
Investment Class	(2,218,652)	$ (21,130,685)	1,440,620	$ 13,647,791

The following table summarizes share and dollar activity in the Lifecycle Short Range Fund:

	Six Months Ended September 30, 2004		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	536,567	$ 5,413,654	1,475,460	$ 14,946,510
Shares issued to shareholders in reinvestment of distributions
Investment Class	27,313	$ 275,453	81,292	$ 822,774
Shares redeemed
Investment Class	(733,035)	$ (7,387,758)	(1,112,255)	$ (11,276,402)
Net increase (decrease)
Investment Class	(169,155)	$ (1,698,651)	444,497	$ 4,492,882

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Long Range Fund		Mid Range Fund	Short Range Fund
	Investment Class	Institutional Class	Investment Class	Investment Class
Nasdaq Symbol	BTILX	BTAMX	BTLRX	BTSRX
CUSIP Number	81111Y 606	81111Y 309	81111R 825	81111R 817
Fund Number	812	567	813	814

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

SCUDDER
INVESTMENTS

222 South Riverside Plaza
Chicago, IL 60606-5808

A Member of
Deutsche Asset Management

SLIFE-3
[illegible]

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Lifecycle Mid Range Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Lifecycle Mid Range Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

By:                                 /s/Paul Schubert
                                    ------------------------------
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ------------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Lifecycle Short Range Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Lifecycle Short Range Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

By:                                 /s/Paul Schubert
                                    ------------------------------
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ------------------------------